Exhibit 10.1

Execution Version

TRANSACTION AGREEMENT

THIS TRANSACTION AGREEMENT (this “Agreement”), dated as of June 18, 2017 (the “Effective Date”), is entered into by and between EMPIRE PETROLEUM PARTNERS, LLC, a Delaware limited liability company (“Empire”), and GETTY REALTY CORP., a Maryland corporation (“Getty”).

RECITALS

A.Empire is a party to that certain Asset Purchase Agreement, dated as of June 3, 2017 (as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), with Circle K Stores Inc., a Texas corporation ("Circle K"), and CST Brands, Inc., a Delaware corporation ("CST" and, together with Circle K, the “Underlying Sellers”), pertaining to a proposed acquisition by Empire of certain real and leased properties and improvements, equipment and other tangible and intangible assets of the Underlying Sellers (the “Assets”), which Assets include the Getty Purchased Assets, as defined below.  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

B.Pursuant to the Purchase Agreement, Empire has deposited in escrow with the Title Company an earnest money deposit (the “Empire Deposit”) in the amount of [***]1.

C.Pursuant to Section 10.4 and Schedule 6.2(c) of the Purchase Agreement, Empire has the right, at the closing of the transactions contemplated under the Purchase Agreement (the “Transaction”), to cause any Assets to be transferred to any parties in connection with a sale/leaseback transaction between Empire, as seller/tenant, and a person or entity designated as the buyer/landlord.  This Agreement is intended to memorialize the sale/leaseback arrangement in connection with the Getty Purchased Assets (defined herein) between Empire and Getty.

D.Empire desires that Getty facilitate the Transaction by taking title to the Getty Purchased Assets at the closing of the Transaction (the “Purchase Agreement Closing”) and immediately leasing such Getty Purchased Assets to Empire, and Getty wishes to do so, subject to and in accordance with the terms and conditions of this Agreement.  Getty expressly acknowledges that any “Assets” defined by the Purchase Agreement and not included within the Getty Purchased Assets defined in this Agreement are not covered by this Agreement (“Excluded Getty Assets”).

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

[1]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

1.Purchase of the Getty Purchased Assets.  Subject to the terms and conditions set forth herein, at the closing of this Agreement (“Getty Closing”), which Getty Closing shall occur simultaneously with the Purchase Agreement Closing, Empire shall designate Getty as the purchaser of, and Getty shall purchase and acquire, the following assets (collectively, the “Getty Purchased Assets”) (which Getty Purchased Assets are further and more particularly also described in the Purchase Agreement):

(a)All parcels of land constituting the forty-nine (49) site properties identified on Exhibit A hereto (“Land”), together with all improvements thereon (“Improvements”), together with all fixtures (“Fixtures”) and all rights and appurtenances pertaining thereto (collectively, the “Properties” and as to a specific site the “Property”); and

(b)All above-ground equipment (“Above-Ground Equipment”) conveyed by the Underlying Sellers to Getty and located at any of the Properties, defined as the following: “light fixtures, HVAC equipment, walk-in coolers,  built-in refrigerators and freezers, shelving that is permanently affixed, built-in deli cases, built-in sandwich merchandisers, car wash equipment, ice machine, automotive lifts, fire suppression equipment, or other fixtures permanently affixed to the Properties, together with “Above-Ground Fuel Equipment,”  which means any motor fuel dispensers and related consoles located at the Properties and any components of the fuel storage and delivery system and related equipment that are located above ground thereon, including without limitation, above-ground components of the automatic tank gauging systems, Veeder-Root and leak detection systems.” The term “Above-Ground Fuel Equipment” is included within the definition of “Above-Ground Equipment.”

The term “Above-Ground Equipment” expressly does not include miscellaneous equipment that is not permanently affixed, such as cash registers, safes, video surveillance systems, food preparation equipment, gondolas, soda fountains, coffee equipment, refrigerators and freezers that are not built in, printers, scanners, shelving that is not permanently affixed, hot chocolate machines, pizza ovens, pizza warmers, ATMs, personal computers/air towers, hot dog steamers, microwaves, and deli cases and sandwich merchandisers that are not built in as fixtures. The term “Above-Ground Equipment” likewise expressly does not include the “USTs” and the “UST Systems.”  The term “USTs” means the underground storage tanks (including related piping) on the Properties, together with all underground storage tanks (including related piping) installed on the Properties from time to time. The term “UST Systems” means the USTs, together with all underground components of the fuel storage and delivery system, including fittings, pumps, below-ground meters, and below-ground components of automatic tank gauging systems and leak detection systems, and all other ancillary below-ground equipment and systems to be owned by Empire; provided, however, that for purposes of clarity the UST Systems do not include the Above-Ground Fuel Equipment.

For avoidance of doubt, the Getty Purchased Assets shall not include any items listed in the following sections of the Purchase Agreement:

Section 1.1(e ) In-Store Cash; Section 1.1(f) Inventory, Section 1.1(h) Assignable Permits (except that Improvement warranties such as roof and HVAC warranties are intended to be part of the Getty Purchased Assets), Section 1.1(i), Books and Records, Section 1.1(j) Goodwill and Other Assets, and Section 1.1(k)

Environmental Liability Claims. The Getty Purchased Assets shall likewise not include the billboard sign lease (“Billboard Lease”) with [***]2 dated November 19, 2013, pertaining to a billboard sign at the Site located at [***]3 (the “Billboard Site”). At or prior to the Purchase Agreement Closing, Empire shall attempt to obtain from [***]4 a termination of the existing Billboard Lease, together with an accompanying new sublease for the billboard rental containing substantially the same terms and conditions as the existing Billboard Lease, between Empire, as sub-landlord, and [***]5, as subtenant (“Billboard Sublease”), such that rent payments under the new Billboard Sublease to be made from and after Closing of this Agreement from [***]6 shall be made directly to Empire. Getty hereby consents to such contemplated Billboard Sublease provided that Getty receives prior to execution thereof, full and complete copies of the Billboard Sublease and termination document evidencing the Billboard Lease. Getty shall reasonably cooperate with Empire with respect to the foregoing, including the execution and delivery of a reasonable and customary recognition agreement for the benefit of [***]7 in connection with such new Billboard Sublease. If, however, Empire is unable to obtain from [***]8 a termination of the current Billboard Lease and a new Billboard Sublease, then Getty’s acquisition of the Billboard Site shall be subject to the Billboard Lease. In such event, the Unitary Lease as described herein shall evidence that such rental payments made by [***]9 and received by Getty under the Billboard Lease shall be credited against the amount of Rents otherwise owed by Empire under the Unitary Lease. In the event that the new Billboard Sublease cannot be obtained by Empire and thus the Billboard Lease would otherwise remain in effect through its term, then Getty shall agree with Empire that Getty will not unilaterally terminate the Billboard Lease except for an

[2]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[3]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[4]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[5]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[6]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[7]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[8]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[9]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

uncured event of default by [***]10 thereunder, without the prior written consent of Empire.

Notwithstanding the provisions of this Section 1, the Getty Purchased Assets shall expressly not include any “Excluded Assets” as defined in the Purchase Agreement.

Empire shall have the sole option, upon notice to Getty prior to the Getty Closing, to remove from the list of forty-nine (49) Properties identified on Exhibit A hereto, up to [***]11 sites having an aggregate Purchase Price Allocation (as defined below) of not more than [***]12 (“Empire Removed Sites”); [***]13.  If there are any Empire Removed Sites, then the Purchase Price as defined in Section 2 herein shall be reduced based upon the Purchase Price Allocation for the Empire Removed Sites (“Removed Site Purchase Price Reduction”), and the Rent, as defined in the Unitary Lease, shall likewise be reduced based upon the allocations described in the Unitary Lease for such Empire Removed Sites.

2.Purchase Price; Earnest Money.

(a)The purchase price payable by Getty to Empire for the Getty Purchased Assets (the “Purchase Price”) shall be ONE HUNDRED TWENTY-THREE MILLION and NO/100 Dollars ($123,000,000.00). The total gross Purchase Price is allocated on a per-property basis as set forth on Exhibit A attached hereto and incorporated herein (the “Purchase Price Allocation”). Notwithstanding the preceding sentence, in no event shall the total gross Purchase Price, after taking into account any Properties that Getty desires to remove from Exhibit A pursuant to Section 5(d) of this Agreement, be less than a floor of [***]14 (“Purchase Price Floor”), prior to any prorations, and prior to any Removed Site Purchase Price Reduction.

(b)The Purchase Price shall be paid in cash or other immediately available funds, plus or minus prorations, credits and adjustments as provided in the Purchase Agreement with respect to the Getty Purchased Assets, such amount to be wired by Getty to the Title Company, as escrow closing agent, at least one (1) Business Day prior to the Purchase Agreement Closing.  Upon the Purchase Agreement Closing, which is to occur simultaneously with this Getty Closing, such funds shall be sent by wire transfer by the Title Company to an account or accounts designated by Empire.

[10]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[11]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[12]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[13]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[14]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(c)Getty previously has delivered to the trust account of the Title Company an initial escrow deposit in the amount of [***]15 (“Initial Getty Escrow Deposit”), which Initial Getty Escrow Deposit was subject to a Deposit Escrow Agreement, dated June 5, 2017, by and among Empire, Getty and the Title Company, as escrow agent (the “Initial Deposit Agreement”).  Within two (2) Business Days after the Effective Date, Getty shall deliver to the trust account of the Title Company an additional escrow deposit in the amount of [***]16 (“Additional Getty Escrow Deposit”) (which Additional Getty Escrow Deposit, together with the aforementioned Initial Getty Escrow Deposit, including any earnings on both such deposits, is referred to herein as the "Getty Deposit").  The Getty Deposit shall be held in escrow and released in accordance with this Agreement and the Initial Deposit Agreement, or a restated or substitute escrow agreement, by and among Empire, Getty and the Title Company, which, pursuant to the terms thereof, shall supersede the Initial Deposit Agreement in all respects.  At the Getty Closing, the Title Company shall deliver the Getty Deposit to Empire or the Underlying Sellers, as finally confirmed with Empire immediately prior to the Getty Closing and the Purchase Agreement Closing, as a credit against the Purchase Price payable by Getty at the Getty Closing.  If this Agreement is terminated prior to the Getty Closing, Empire and Getty shall take all steps and actions necessary to cause the Getty Deposit to be disbursed in accordance with Section 13 hereof.

3.Unitary Lease.  At or prior to Purchase Agreement Closing, Empire and Getty shall (i) deliver into escrow with the Title Company, as part of the closing documents for the Transaction, executed counterparts of the triple net unitary lease agreement, substantially in the form and substance as attached as Exhibit C hereto (the “Unitary Lease”), pursuant to which Getty shall lease to Empire, and Empire shall lease from Getty, the Getty Purchased Assets commencing as of the Getty Closing Date (as defined herein), and (ii) execute and deliver to the Title Company escrow instructions with respect to the Unitary Lease to be signed by the parties hereto directing that the said executed counterparts of the Unitary Lease be dated and released from escrow and delivered to the parties hereto upon completion of the Getty Closing.  The parties shall cooperate with each other in the addition of state-specific notice schedules and Property legal descriptions by exhibits to be completed after the Effective Date of this Agreement but prior to the Getty Closing. The parties shall further cooperate with each other in connection with adjustments to the schedules and exhibits to the Unitary Lease pertaining to the list of Properties, the adjustment to allocation amount as well as any adjustments in the rent payments as a result of removal of Properties from this Agreement and the Unitary Lease as set forth herein, as well as all other schedules and exhibits to the Unitary Lease that are not completed in full as of the Effective Date.

4.Closing.

(a)The closing of the purchase and sale of the Getty Purchased Assets (the “Getty Closing”) shall take place at the same place and at the same time as the Purchase

[15]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[16]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Agreement Closing, provided all of Empire’s and Getty’s conditions set forth in this Agreement have either been satisfied or waived by Getty and/or Empire, as applicable.  The date on which the Getty Closing occurs is referred to herein as the “Closing Date.”  The Getty Closing shall be consummated in accordance with the process set forth in the Purchase Agreement. At the Getty Closing on the Closing Date, which is to occur simultaneously with the Purchase Agreement Closing, Getty shall take title to the Getty Purchased Assets and shall execute all documents with regard to the same that may be required by Empire as provided in the Purchase Agreement and that do not impose any costs, liabilities, or obligations on Getty or Empire that are not otherwise provided for with respect to the Getty Purchased Assets under the terms of this Agreement or under the Purchase Agreement, as applicable.

(b)The parties also acknowledge that, [***]17.  It is expressly understood and agreed by Empire and Getty that the term of the Unitary Lease shall commence as of the Closing Date with respect to all of the Getty Purchased Assets, and that all of Empire’s obligations under the Unitary Lease with respect to all of the Getty Purchased Assets shall commence as of the Closing Date, notwithstanding that, as of the Closing Date, the Transfer Date as to some or all of the Getty Purchased Assets may not have occurred.

(c)The parties expressly acknowledge that the parties to the Purchase Agreement as of the Effective Date have not yet received a final decision and order to be issued by the Federal Trade Commission (“FTC”) otherwise approving the transaction contemplated by the Purchase Agreement (“FTC Contingency”), the FTC Contingency being described in Sections 2.2, 6.2, 8.1(b) and 8.2(b) of the Purchase Agreement. Thus, the ability of the parties to this Agreement to fully consummate this Agreement is likewise subject to the FTC Contingency.

5.Access and Review.

(a)From the Effective Date until the Closing Date, Empire shall furnish to Getty the Surveys and Updated Surveys, Title Commitments, Title Documentation, Zoning Reports and Environmental Reports (described herein) that Empires obtains as part of its own due diligence in connection with the Purchase Agreement relating solely to the Getty Purchased Assets. Empire shall request that Underlying Sellers authorize access to the DataRoom due diligence cloud site that Underlying Sellers have in connection with the Purchase Agreement, so long as Getty agrees to keep all documentation confidential.

(b)Empire shall request the Title Company to issue to Getty a preliminary commitment for title insurance for each Getty Purchased Asset that is a fee simple property (collectively, the “Title Commitments”), together with complete and legible (to the extent available) copies of all exceptions and encumbrances noted thereon (collectively with the Title Commitments, the “Title Documentation”) as promptly as practicable after the Effective Date.  In addition, Empire has ordered new surveys with respect to the Properties (collectively, the “Surveys”), with Bock & Clark, which Surveys shall: (A) be certified to Getty, Empire, their respective successors and assigns, and the Title Company, and, (B) be prepared in accordance with the most recent survey standards adopted by ALTA/NSPS in 2016 (including “Table A”

[17]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

items reasonably requested by Getty). Empire has also ordered new zoning reports from Bock & Clark (“Zoning Reports”). Empire has ordered new Phase I Environmental Reports from AEI Consultants (“Environmental Reports”). As set forth in the Purchase Agreement, Empire does not have the right to conduct invasive environmental testing of the Properties without the prior written consent of the Underlying Sellers.

(c)Not later than five (5) Business Days prior to the date that Empire must provide its objections to the Underlying Sellers pertaining to the Getty Purchased Assets (“Getty Due Diligence Objection Date”), Getty shall give Empire written notice of (i) any exceptions set forth in the Title Commitments, (ii) any facts shown on the Surveys (including the prior surveys received by Empire from Underlying Sellers and also the new Surveys being ordered by Empire hereby, both of which types of surveys shall be furnished to Getty by Empire), and (iii) any environmental contamination issues identified in the Environmental Reports, that, in any such case, and in Getty's good faith judgment, materially and adversely affect the title, marketability, operation or use of any of the Properties as a convenience store with retail fuel operations (collectively, "Objections").  In no event shall an item of the type set forth in Section 3.3(b)(i), (iii) or (iv) of the Purchase Agreement be a basis for an Objection. The parties shall cooperate to finalize no later than the Getty Due Diligence Objection Date those exceptions to transfer of title that are not considered Objections and shall provide a supplement to this Agreement of the approved “Permitted Exceptions” that will be furnished by Empire to the Underlying Sellers for inclusion in the deeds to be transferred at the Purchase Agreement Closing (“Permitted Exceptions”).  Empire shall use commercially reasonable efforts to require the Underlying Sellers to use commercially reasonable efforts to cause any Objections to be released and corrected in a manner reasonably satisfactory to Getty prior to the Closing Date, to the extent required under the Purchase Agreement; provided that the failure of Underlying Sellers to release or correct any such Objections made by Getty shall not be a condition to the Getty Closing.

(d)In the event that any Objections with respect to any Property are not released and corrected to the reasonable satisfaction of Getty prior to the Closing Date, Getty may elect, by giving notice to Empire not later than the date (the “Initial Cut-Off Date”) which is ten (10) days prior to the Closing Date, to remove such Property, as well as all Above-Ground Equipment located at such Property, from the Getty Purchased Assets.  In addition, in the event that, during the period beginning on the Initial Cut-Off Date and ending as of the Closing, Getty receives or discovers, with respect to any Property, any new information of the type that Getty would be entitled to include as an Objection if such information had been received or discovered by Getty prior to the Initial Cut-Off Date, then Getty shall have the right to elect, by giving notice (a “New Objection Notice”) to Empire within one (1) Business Day after such new information is received or discovered by Getty, to remove such Property, as well as all Above-Ground Equipment located at such Property, from the Getty Purchased Assets, subject to the provisions of Section 5(e), below.  If a property is removed from the Getty Purchased Assets pursuant to this Section 5(d), then (i) the Purchase Price automatically shall be reduced by the Purchase Price Allocation set forth with respect to such Property on Exhibit A hereto, (ii) the parties shall deliver into escrow with the Title Company executed counterparts of an amendment to the Unitary Lease, removing such Property from the Unitary Lease and reducing the initial

Fixed Annual Rent thereunder by an amount equal to [***]18, and (iii) the parties shall execute and deliver to the Title Company irrevocable instructions signed by the parties hereto directing that the said executed counterparts of such amendment be dated and released from escrow and delivered to the parties hereto upon completion of the Closing; provided that removal of such particular Property and related Above-Ground Equipment located at such Property from the Getty Purchased Assets shall not be a condition to Closing, and provided further that the removal of any Property pursuant to this Section 5(d) shall not cause the Purchase Price to be reduced below the Purchase Price Floor.  Notwithstanding anything herein to the contrary, in the event that, prior to Closing, Empire reaches agreement with Underlying Sellers as to a reduction in the purchase price payable by Empire under the Purchase Agreement with respect to any of the Getty Purchased Assets, which reduction in purchase price under the Purchase Agreement is as a result of the Underlying Sellers’ inability to deliver clear title subject to the Permitted Exceptions, or if such reduction directly relates to an objection by Empire of a matter relating to Title Documentation, Surveys, Zoning Reports or Environmental Reports solely applicable to the Getty Purchased Assets, it is agreed that the Purchase Price payable by Getty hereunder for such Getty Purchased Asset will likewise be reduced by the percentage formula that is used in the Transaction between Underlying Sellers and Empire vis-à-vis the Purchase Agreement for such Getty Purchased Asset; then further allocated in this Agreement by the Purchase Price Allocation attributable to said Property (and if such Property has been removed from the Getty Purchased Assets in accordance with this paragraph, Getty shall have the right, by giving notice to Empire any time prior to the Closing Date, to include such Property in the Getty Purchased Assets at such reduced Purchase Price); provided that all such reductions shall be expressly subject to the Purchase Price Floor. Notwithstanding anything contained in this Section 5(d) or Section 2(a) to the contrary, in no event shall the Purchase Price be reduced lower than the Purchase Price Floor before prorations and prior to any Removed Site Purchase Price Reduction, and Getty shall have no right to remove a Property if such removal would cause the Purchase Price to be less than the Purchase Price Floor before prorations and prior to any Removed Site Purchase Price Reduction.

(e)Notwithstanding the provisions of Section 5(d), above, if a New Objection Notice is given by Getty to Empire as to any Property within twenty-four (24) hours prior to the Closing Date or on the Closing Date, it is agreed that (i) such Property, as well as the Above-Ground Equipment located at such Property, shall be included in the Getty Purchased Assets, (ii) Empire shall be unconditionally obligated to purchase such Property and Above-Ground Equipment from Getty within ten (10) Business Days after the Closing Date for a purchase price (the “New Objection Purchase Price”), payable by wire transfer of immediately available funds, equal to the Purchase Price Allocation set forth with respect to such Property on Exhibit A hereto, and (iii) the parties shall execute an amendment to the Unitary Lease, which shall be effective as of the purchase of the Property by Empire, removing such Property from the Unitary Lease and reducing the initial Fixed Annual Rent thereunder by an amount equal to [***]19; provided, however, that Empire shall not be required to purchase such Property (and such Property shall not be removed from the Unitary Lease) if the New Objection Purchase Price for

[18]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[19]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

such Property, when subtracted from the Purchase Price paid by Getty at the Closing, would result in an amount that is less than the Purchase Price Floor.  At the closing on any sale of a Property to Empire pursuant to this Section 5(e), (i)title to such Property shall be conveyed to Empire, free and clear of any liens, claims and encumbrances arising through or created by Getty, but subject to any other matters affecting title as of the Closing Date hereunder, and (ii) Empire shall pay for the reasonable and customary closing costs incurred by the parties in connection with such closing, including, the actual legal fees of Getty’s counsel, the escrow closing agent’s actual fees, the recording fees, any transfer taxes, the cost of any ALTA surveys, and Empire’s own title insurance premiums and commitments, together with Empire’s own legal fees and expenses, all of such costs and fees being solely allocable to the closing of the sale of a Property arising under this Section 5(e).

6.Purchase Agreement; Certain Amendments and Waivers.  Empire agrees that, without the prior written consent of Getty in each instance, which consent shall not be unreasonably withheld, Empire shall not enter into any material amendment of the Purchase Agreement or grant any waiver of any of the conditions, covenants or other terms of the Purchase Agreement, if such amendment or waiver could reasonably be expected to have a material adverse effect on Getty’s right to take title to the Getty Purchased Assets in accordance with this Agreement or otherwise materially affect Empire’s ability to perform its obligations hereunder.  The parties acknowledge the terms of Section 6.2 of the Purchase Agreement, which requires the parties thereto to amend the Purchase Agreement upon request by the FTC to the extent necessary to obtain FTC and other governmental approvals.  For avoidance of doubt, Getty shall have no approval or consent rights regarding any amendments to the Purchase Agreement described in the preceding sentence unless such amendment would have the effect of making any material change to the composition of the Properties to be included in the Getty Purchased Assets.

7.Copies of Notices, Waivers and Amendments.  In the event that Empire gives any notice or waiver to the Underlying Sellers with regard to any actual or alleged breach of, or the exercise of any right under, the Purchase Agreement, or enters into any amendment of the Purchase Agreement, Empire simultaneously shall provide a copy of such notice, waiver or amendment to Getty in the manner as provided hereunder for the giving of notices.  In the event that Empire receives any notice or waiver from the Underlying Sellers with regard to any actual or alleged breach of, or the exercise of any right under, the Purchase Agreement, Empire shall provide (in the manner as provided hereunder for the giving of notices) a copy of such notice or waiver to Getty not later than one (1) Business Day after such notice was received.

8.No Shop.  From and after the date of this Agreement and until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, neither Empire nor any of its affiliates, officers, managers, directors, employees, agents or representatives (collectively, "Representatives"), shall, directly or indirectly, (a) encourage, solicit, initiate, facilitate or continue inquiries regarding an acquisition proposal for any of the Getty Purchased Assets with any person other than Getty; (b) enter into discussions or negotiations with, or provide any information to, any person concerning a possible acquisition proposal for any of the Getty Purchased Assets; or (c) enter into any agreements or other instruments (whether or not binding) regarding such an acquisition proposal.  Empire shall immediately cease and cause to be terminated, and shall cause its Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any person(s) conducted heretofore with respect to, or that could lead to, an acquisition proposal.

9.Representations and Warranties Empire.  Empire represents and warrants to Getty as follows:

(a)Empire is duly organized and in good standing under the laws of the State of Delaware.

(b)Empire has the legal capacity to enter into, and perform its obligations under, this Agreement and the Purchase Agreement, and any other documents contemplated by this Agreement or the Purchase Agreement.

(c)The execution and delivery of this Agreement and the Purchase Agreement by Empire and the consummation by Empire of the transactions contemplated, respectively, by this Agreement and the Purchase Agreement (i) have been authorized by all necessary action on the part of Empire, (ii) do not require any governmental or other consent (except as provided in the Purchase Agreement with respect to any of the Getty Purchased Assets, which consents include, but are not limited to, consent by the FTC to the transactions contemplated in the Purchase Agreement), and (iii) will not result in the breach of any agreement, indenture or other instrument to which Empire is a party or is otherwise bound.

(d)This Agreement and the Purchase Agreement constitute the legal, valid and binding obligations of Empire, enforceable against Empire in accordance with their respective terms.

(e)Attached hereto as Exhibit D is a true and complete copy of the Purchase Agreement, including all exhibits and schedules thereto, and any and all amendments thereto.  Except as attached hereto as Exhibit D, and except for that certain [***]20, copies of which have been provided to Getty, there are no side letters or other agreements or understandings, written or oral, between Empire and any of the Underlying Sellers. For purposes of the reaffirmation at the Getty Closing by Empire of this Section 9(e) as described in Section 11(a), such reaffirmation shall include any amendments and modifications that are otherwise allowed by Section 6 herein.

10.Representations and Warranties of Getty.  Getty represents and warrants to Empire as follows:

(a)Getty is duly organized and in good standing under the laws of the State of Maryland.

(b)Getty has the legal capacity to enter into, and perform its obligations under, this Agreement, and any other documents contemplated by this Agreement.

[20]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(c)The execution and delivery of this Agreement by Getty and the performance by Getty of its obligations under this Agreement (i) have been authorized by all necessary action on the part of Getty, (ii) do not require any governmental or other consent, and (iii) will not result in the breach of any agreement, indenture or other instrument to which Getty is a party or is otherwise bound.

(d)Getty currently has sufficient financial capacity to fund in full the obligations of Getty under this Agreement, including, without limitation, payment of the Purchase Price.

(e)This Agreement constitutes the legal, valid and binding obligation of Getty, enforceable against Getty in accordance with its terms.

11.Conditions to Closing.

(a)The obligation of Getty to close the transaction contemplated hereby shall be subject to the satisfaction of the following conditions prior to, or concurrently with, the Closing Date:

(i)This Agreement shall not have been terminated in accordance with its terms.

(ii)All of the obligations to be performed at the Purchase Agreement Closing by the Underlying Sellers with respect to the delivery of title to the Getty Purchased Assets shall have been fully performed by the Underlying Sellers in favor of Getty.

(iii)Getty shall receive fee simple title to each of the Getty Purchased Assets, by special or limited warranty deeds and bills of sale in the form required by the law where each Property is located (in each case, to the extent required by Section 2.4 of the Purchase Agreement), said title shall be otherwise insurable as to the real Properties. Notwithstanding the preceding sentence, this Section 11(a)(iii) is expressly subject in all respects to the last sentence of Section 5(c) herein together the provisions of Section 5(d) herein.

(iv)A fully executed, dated and compiled counterpart of the Unitary Lease, together with any amendments thereto executed pursuant to Section 5(d) hereof, shall have been released from escrow by the Title Company and delivered to Getty.

(v)Ownership of all underground storage tanks and related piping and lines located at any of the Properties shall have been transferred to Empire in accordance with the Purchase Agreement.

(vi)There shall not have occurred since the Effective Date, any material adverse change in the financial condition of Empire from its financial condition as represented in financial statements delivered to Getty by Empire on or before the date hereof, which material adverse change would otherwise materially and adversely affect the ability of Empire to consummate and perform its obligations under the Transaction contemplated by the Purchase Agreement or under the Unitary Lease.

(vii)Empire shall have complied with the material requirements of this Agreement and shall not be otherwise in default under the terms hereof to the extent that such default would have a material adverse effect upon the transaction contemplated by this Agreement.

(viii)Empire shall have reaffirmed its representations and warranties as set forth in Section 9 herein by Empire’s officer’s certificate as of the Closing Date.

(b)The obligation of Empire to close the transaction contemplated hereby shall be subject to the satisfaction of the following conditions prior to, or concurrently with, the Closing Date:

(i)This Agreement shall not have been terminated in accordance with its terms.

(ii)All of the conditions to Empire’s obligation to close under the Purchase Agreement shall have been satisfied or, with the prior written consent of Getty pursuant to Section 6 herein, waived by Empire, and the Purchase Agreement Closing shall have occurred, except that all of the obligations to be performed at the Purchase Agreement Closing by the Underlying Sellers with respect to the delivery of title to the Getty Purchased Assets shall have been fully performed by the Underlying Sellers in favor of Getty.

(iii)A fully executed, dated and compiled counterpart of the Unitary Lease, together with any amendments thereto executed pursuant to Section 4(d) hereof, shall have been released from escrow by the Title Company and delivered to Empire.

(iv)Getty shall have complied with the material requirements of this Agreement and shall not be otherwise in default under the terms hereof to the extent that such default would have a material adverse effect upon the transaction contemplated by this Agreement.

(v)Getty shall have reaffirmed its representations and warranties as set forth in Section 10 herein by Getty’s officer’s certificate as of the Closing Date.

(iv)Ownership of all underground storage tanks and related piping and lines located at any of the Properties shall have been transferred to Empire in accordance with the Purchase Agreement.

12.Termination.

(a)This Agreement automatically shall terminate upon any termination of the Purchase Agreement prior to the Closing Date.

(b)Getty shall have the right, upon notice to Empire, to terminate this Agreement upon any of the following events:

(i)Empire shall have breached in any material respect any of its covenants contained in Section 6 hereof (Purchase Agreement; Certain Amendments and

Waivers), or in Section 8 hereof (No Shop), or the covenant of Empire in the opening paragraph of Section 1 herein to designate Getty as the purchaser of the Getty Purchased Assets, which material breach(es) contained in this Section 12(b)(i) otherwise materially adversely affects the proposed transaction between Empire and Getty contemplated by this Agreement, and Empire does not cure such material breach(es) within five (5) Business Days after notice and opportunity to cure.

(ii)Intentionally Deleted.

(iii)Any of the conditions to the obligation of Getty to close as set forth in Section 11(a) hereof shall not have been satisfied or waived by Getty in writing on or before December 31, 2017 (the “Outside Closing Date”).

(c)Empire shall have the right, upon notice to Getty, to terminate this Agreement in the event that: (i) Getty fails to tender payment of the Purchase Price in accordance with this Agreement and all conditions to Getty’s obligation to do so as set forth herein have been satisfied; and/or (ii) if Getty breaches in any material respect any of its representations and warranties contained in Section 10 herein after five (5) Business Days’ notice and opportunity to cure (such notice and cure shall not apply to the preceding obligation set forth in this subsection 12(c)(i)).

13.Disposition of Getty Deposit Upon Termination; Rights Upon Termination.  In the event of the termination of this Agreement in accordance with Section 12, above, the Getty Deposit shall be paid or refunded in accordance with the following and the rights and obligations of the parties shall be as set forth below:

(a)If this Agreement is terminated pursuant to Section 12(a) hereof because the Purchase Agreement has terminated for any reason other than as a result of Getty’s material default under this Agreement, then:

(i)if such termination of the Purchase Agreement is not a result of Empire’s material default thereunder, Getty shall be entitled to receive a full refund of the Getty Deposit, and the parties hereto shall have no further obligations to each other;

(ii)if such termination of the Purchase Agreement is a result of Empire’s material default thereunder, then (A) Getty shall be entitled to receive a full refund of the Getty Deposit, and (B) [***]21.

(b)If this Agreement is terminated by Getty pursuant to Section 12(b)(i) or Section 12(b)(ii) hereof, then:

(i)if Empire does not thereafter complete the closing of the Transaction under the Purchase Agreement, then (A) Getty shall be entitled to receive a full refund of the Getty Deposit, and (B) [***]22; or

[21]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[22]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(ii)if Empire does thereafter complete the closing of the Transaction under the Purchase Agreement, then (A) Getty shall be entitled to receive a full refund of the Getty Deposit, and (B) [***]23.

Except in the case of fraud, the payment to Getty of the amount as described in subparagraphs 13(a) and (b), above, shall constitute full liquidated damages and full compensation for any injuries to Getty, and not a penalty, and shall be the sole and exclusive remedy at law or in equity for Empire’s breach of its obligations hereunder. In no event shall Getty be entitled to seek specific performance of Empire’s obligations based on any breach or default by Empire of its obligations under this Agreement.

(c)If this Agreement is terminated pursuant to Section 12(b)(iii) hereof, and if Getty is not in material default hereunder, Getty shall be entitled to receive a full refund of the Getty Deposit, and the parties hereto shall have no further obligations to each other.

(d)If this Agreement is terminated by Empire pursuant to Section 12(c), then:

(i)if Empire does not thereafter complete the closing of the Transaction under the Purchase Agreement, then Getty shall be obligated to pay to Empire: [***]24; or

(ii)if Empire does thereafter complete the closing of the Transaction under the Purchase Agreement, then (A) the entire Getty Deposit shall be paid and released to Empire, and [***]25.

Except in the case of fraud, the application or retention of the Getty Deposit by Empire and, if applicable, the payment to Empire of the amounts as described in this Section 13(d), shall constitute full liquidated damages and full compensation for any injuries to Empire, and not a penalty, and shall be the sole and exclusive remedy at law or equity for Getty’s breach of its obligations hereunder. In no event shall Empire be entitled to seek specific performance of this Agreement based on any breach or default by Getty of its obligations under this Agreement.

(e)For the purposes of this Section 13, all references to the Purchase Agreement shall be deemed to include any other agreement that may hereafter be entered into between Empire, or any of its affiliates, and any of the Underlying Sellers, or any of their

[23]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[24]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[25]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

respective affiliates, for the purchase and sale of all or a substantial portion of the Properties included in the Getty Purchased Assets.

(f)Upon compliance by the parties with their respective obligations set forth in this Section 13, neither Empire nor Getty shall have any further obligation or liability to the other with respect to this Agreement or the Transaction, the parties acknowledging that, except in the case of fraud, the rights of the parties set forth in this Section 13 and in Section 14 hereof are the sole and exclusive remedies of the parties.  The provisions of this Section 13 shall survive any termination of this Agreement.

14.Transaction Expenses.

(a)Except as expressly set forth in this Agreement, Empire and Getty each shall pay its own legal fees incurred in connection with this Agreement and the transactions contemplated hereby.

(b)Upon and at the Closing Date, except as provided in Section 14(a), above:

(i)Empire shall be responsible for payment of the following actual costs in connection with the Transaction: [***]26; and

(ii)Getty shall be responsible for payment of [***]27.

(c)If the Getty Closing does not occur and this Agreement is terminated for any reason, each party shall be responsible for all of its own costs and expenses incurred in connection with this Agreement and the matters contemplated hereunder, subject to their respective rights and obligations under Section 13 hereof.

(d)The provisions of this Section 14 shall survive the termination of this Agreement.

15.Successors and Assigns.  Getty may, without Empire’s consent, assign its rights under this Agreement, in whole or in part, to one or more general or limited partnerships, corporations, limited liability companies, or other entities that are affiliates of Getty, provided, however, that no such assignment shall relieve or release Getty from any of its covenants, obligations or liabilities under this Agreement, whether accruing before, on or after such assignment.  Empire may not assign this Agreement or any of its rights or obligations hereunder (voluntarily, involuntarily or by operation of law) without the prior written consent of Getty.  Subject to the provisions of this Section 15, the terms, conditions and covenants of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[26]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[27]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

16.Time of the Essence.  Time is of the essence of all undertakings and agreements of the respective parties hereto, and all undertakings and agreements will be promptly performed by the respective parties within the time and in the manner herein provided. If the applicable dates and deadlines in the Purchase Agreement are extended, then any such corresponding dates and deadlines set forth in this Agreement shall likewise be extended for the same number of corresponding days; provided that in no event shall the Outside Closing Date be extended other than by the written consent of both Empire and Getty.

17.Entire Agreement.  This Agreement constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, between the parties (including, without limitation, the Letter of Intent, as aforesaid) are merged into this Agreement.  Neither this Agreement nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

18.Non‑Business Days; Business Days.  If any date herein set forth for the performance of any obligations either by Empire or by Getty or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday, or legal holiday, and the term “Business Day” shall mean any day other than a Saturday, Sunday or legal holiday.  As used herein, the term “legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in the State of Delaware.

19.Brokers’ Commissions.  Empire and Getty each represents and warrants to the other that it has not dealt with any broker or salesman with respect to this Agreement or the purchase by Getty of the Getty Purchased Assets, other than Marcus & Millichap, which is representing Empire, for which Empire shall pay such commissions under a separate commission agreement.  Empire shall indemnify, defend and hold harmless Getty from and against any claims for commissions, fees, charges or other compensation made by any party claiming to have represented Empire in connection with this Agreement or the transactions contemplated hereby. Getty shall indemnify, defend and hold harmless Empire from and against any claims for commissions, fees, charges or other compensation made by any party claiming to have represented Getty in connection with this Agreement or the transactions contemplated hereby.  Notwithstanding any provision of this Agreement to the contrary, the obligations of the parties under this Section 19 shall survive the Getty Closing and any termination of this Agreement.

20.Section Headings.  The section headings used herein are descriptive only and shall have no legal force or effect whatsoever.

21.Notices.  Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be given in writing and directed to Empire and Getty as follows:

If to Empire:Empire Petroleum Partners, LLC

8350 N. Central, M2185

Dallas, Texas 75206

Attention: Legal Department

Telephone: (240) 672-0170

If to Getty:Getty Leasing, Inc.

Two Jericho Plaza

Wing C, Suite 110

Jericho, New York 11753

Attn: Mark Olear

Telephone: [***]28

with copy to:Getty Leasing, Inc.

Two Jericho Plaza

Wing C, Suite 110

Jericho, New York 11753

Attn: Joshua Dicker, Esq.

Telephone: [***]29

Notices shall be either (i) personally delivered to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices, (ii) sent by certified mail return receipt requested, in which case they shall be deemed delivered on the date set forth in the return receipt, or (iii) sent by air courier (Federal Express or like service), in which case they shall be deemed received on the date of delivery set forth in the courier’s receipt. The attorneys for Empire and Getty, on behalf of their respective clients, shall have the right to send notices under this Agreement, to extend time periods under this Agreement, and to adjourn or reschedule the Closing Date.

22.Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of Delaware.

23.Jurisdiction and Venue.  Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against any other party hereto in any way relating to this Agreement or the transactions contemplated hereby, in any forum other than the courts of the State of Delaware sitting in New Castle County and of the United States District Court of the State of Delaware, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that any such action, litigation or proceeding may be brought in any such Delaware State court or, to the fullest extent permitted by applicable law, in such federal court.

[28]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[29]

Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court referred in this Section 23. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

24. Litigation.  In the event of litigation between the parties with respect to this Agreement, the transaction contemplated hereby, the performance of their obligations (in whole or in part) hereunder or the effect of a termination hereunder, the losing party shall pay all costs and expenses incurred by the prevailing party in connection with such litigation, including reasonable attorneys’ fees actually incurred and not as a mere percentage of the amount claimed.  Notwithstanding any provision of this Agreement to the contrary, the obligations of the parties under this Section 24 will survive the Getty Closing or any termination of this Agreement.

25.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxed or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form. Each party has caused this Agreement to be executed by its duly authorized representative(s).

26.Prorations and Adjustments.  All Closing Date prorations and adjustments for property and other ad valorem taxes and assessments levied or assessed against the Getty Purchased Assets, as well as for rents and other items of expense, shall be made between Empire and the Underlying Sellers pursuant to the Purchase Agreement and shall not be prorated or adjusted between Getty and Empire.

27.Further Assurances.  At any time and from time to time for up to ninety (90) days after the Getty Closing (or such longer date(s) that may be required for post-closing items under the Purchase Agreement or by the FTC), Empire or Getty shall, without further consideration (but without any requirement to incur out-of-pocket expenses), execute and deliver to the other party such other documents and instruments, and shall take such other action, as such other party may reasonably request to carry out the transactions contemplated by this Agreement.

28.Announcements.  Empire and Getty each agrees for itself that it shall not issue any public announcement, statement or release regarding this Agreement or the transactions contemplated hereunder that identifies the other party by name without the prior written consent of such other party; provided, however, this Section 28 shall not preclude a party from making any disclosure as to the transactions contemplated hereby which the disclosing party reasonably believes is required by applicable law or relevant stock exchange regulations. For any public disclosure that is otherwise required to be made by Getty prior to the Closing Date, including, but not limited to, the filing of a Current Report on Form 8-K, which attaches as an exhibit this Agreement, in a form and content reasonably acceptable to Empire, disclosing the material terms of the transaction contemplated hereby, the parties acknowledge that Empire shall be required to notify in advance the Underlying Sellers of any such proposed public disclosure by Getty pursuant to Section 6.8 of the Purchase Agreement; that it is expressly agreed that Getty and Empire will cooperate with each other in connection with any such proposed announcements that Getty intends to make prior to the Purchase Agreement Closing and that such announcements shall not be made unless and until Empire obtains written consent from the Underlying Sellers of such Getty public announcement.

29.[***]30.

[Signature page follows]

[30]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

EMPIRE:

Empire Petroleum Partners, LLC

a Delaware limited liability company

By:/s/ Hank Heithaus

Name:Hank Heithaus

Title:CEO

Date executed: June 22, 2017

GETTY:

Getty Realty Corp.,

a Maryland corporation

By:/s/ Christopher J. Constant

Name:Christopher J. Constant

Title:President & CEO

Date executed: June 22, 2017

Signature Page to Purchase and Sale Agreement

EXHIBIT A

Properties

Site #	Address	City	State	RENT ALLOCATION	Value Allocation
1670	[***][31]	Sierra Vista	AZ	[***][32]	[***][33]
1678	[***][34]	San Tan Valley	AZ	[***][35]	[***][36]
1674	[***][37]	Buckeye	AZ	[***][38]	[***][39]
4136	[***][40]	Colorado Sprgs	CO	[***][41]	[***][42]

[31]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[32]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[33]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[34]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[35]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[36]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[37]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[38]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[39]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[40]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[41]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[42]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

1219	[***][43]	Albuquerque	NM	[***][44]	[***][45]
1658	[***][46]	Tucson	AZ	[***][47]	[***][48]
1160	[***][49]	Colorado Sprgs	CO	[***][50]	[***][51]
1672	[***][52]	Gilbert	AZ	[***][53]	[***][54]
1258	[***][55]	El Paso	TX	[***][56]	[***][57]

[43]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[44]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[45]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[46]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[47]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[48]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[49]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[50]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[51]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[52]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[53]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[54]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[55]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[56]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[57]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

1659	[***][58]	Mesa	AZ	[***][59]	[***][60]
1677	[***][61]	Gilbert	AZ	[***][62]	[***][63]
43	[***][64]	Mathis	TX	[***][65]	[***][66]
1679	[***][67]	Queen Creek	AZ	[***][68]	[***][69]
5082	[***][70]	Callahan	FL	[***][71]	[***][72]

[58]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[59]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[60]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[61]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[62]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[63]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[64]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[65]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[66]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[67]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[68]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[69]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[70]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[71]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[72]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

1117	[***][73]	Aurora	CO	[***][74]	[***][75]
1105	[***][76]	Englewood	CO	[***][77]	[***][78]
1828	[***][79]	Corpus Christi	TX	[***][80]	[***][81]
1133	[***][82]	Broomfield	CO	[***][83]	[***][84]
1354	[***][85]	El Paso	TX	[***][86]	[***][87]

[73]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[74]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[75]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[76]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[77]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[78]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[79]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[80]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[81]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[82]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[83]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[84]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[85]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[86]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[87]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

1242	[***][88]	Albuquerque	NM	[***][89]	[***][90]
1216	[***][91]	Albuquerque	NM	[***][92]	[***][93]
1602	[***][94]	Mesa	AZ	[***][95]	[***][96]
380	[***][97]	Bossier City	LA	[***][98]	[***][99]
1611	[***]100	Phoenix	AZ	[***]101	[***]102

[88]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[89]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[90]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[91]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[92]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[93]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[94]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[95]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[96]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[97]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[98]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

[99]

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

100

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

101

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

102

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

428	[***]103	Corpus Christi	TX	[***]104	[***]105
4146	[***]106	Denver	CO	[***]107	[***]108
5081	[***]109	Fernandina Beach	FL	[***]110	[***]111
1617	[***]112	Tucson	AZ	[***]113	[***]114
5190	[***]115	Yulee	FL	[***]116	[***]117

103

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

104

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

105

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

106

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

107

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

108

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

109

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

110

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

111

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

112

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

113

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

114

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

115

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

116

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

117

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

1701	[***]118	Chandler	AZ	[***]119	[***]120
1248	[***]121	Las Cruces	NM	[***]122	[***]123
1277	[***]124	El Paso	TX	[***]125	[***]126
1240	[***]127	Albuquerque	NM	[***]128	[***]129
1148	[***]130	Broomfield	CO	[***]131	[***]132

118

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

119

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

120

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

121

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

122

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

123

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

124

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

125

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

126

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

127

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

128

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

129

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

130

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

131

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

132

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

5140	[***]133	Perry	GA	[***]134	[***]135
1445	[***]136	Austin	TX	[***]137	[***]138
1638	[***]139	Glendale	AZ	[***]140	[***]141
1355	[***]142	El Paso	TX	[***]143	[***]144
1645	[***]145	Gilbert	AZ	[***]146	[***]147

133

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

134

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

135

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

136

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

137

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

138

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

139

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

140

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

141

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

142

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

143

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

144

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

145

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

146

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

147

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

238	[***]148	Del Valle	TX	[***]149	[***]150
1503	[***]151	Corpus Christi	TX	[***]152	[***]153
1606	[***]154	Mesa	AZ	[***]155	[***]156
1704	[***]157	Gilbert	AZ	[***]158	[***]159
1627	[***]160	Tucson	AZ	[***]161	[***]162

148

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

149

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

150

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

151

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

152

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

153

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

154

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

155

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

156

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

157

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

158

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

159

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

160

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

161

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

162

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

865	[***]163	El Paso	TX	[***]164	[***]165
1625	[***]166	Glendale	AZ	[***]167	[***]168
1636	[***]169	Tucson	AZ	[***]170	[***]171
1640	[***]172	Tucson	AZ	[***]173	[***]174
1276	[***]175	El Paso	TX	[***]176	[***]177

163

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

164

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

165

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

166

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

167

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

168

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

169

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

170

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

171

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

172

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

173

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

174

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

175

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

176

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

177

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit A

EXHIBIT B

List of Potential Empire Removed Sites

[***]178

178

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit B

EXHIBIT C

Form of Unitary Lease

(attached)

Exhibit C

UNITARY NET LEASE AGREEMENT

between

[Getty Entity]

and

Empire Petroleum Partners, LLC

[___________], 2017

Exhibit C

Table of Contents

(continued)

Page

1.	DEMISE4
2.	TERM4
3.	FIXED ANNUAL RENT5
4.	ADDITIONAL RENT7
5.	NET LEASE; TRUE LEASE7
6.	RENEWAL OPTIONS8
7.	IMPOSITIONS9
8.	UTILITIES11
9.	USE; BRANDING11
10.	LESSEE’S PERSONAL PROPERTY12
11.	“AS IS”; COMPLIANCE WITH LAWS15
12.	ENVIRONMENTAL.17
13.	SECURITY DEPOSIT23
14.	INSURANCE24
15.	MAINTENANCE; CASUALTY; RESTORATION27
16.	CONDEMNATION30
17.	LESSOR RIGHT OF ENTRY31
18.	SUBORDINATION32
19.	[RESERVED]Error! Bookmark not defined.
20.	ASSIGNMENT; SUBLETTING; LESSEE FINANCING32
21.	NO LIENS34
22.	ALTERATIONS35
23.	DEFAULT35
24.	EVENT OF DEFAULT; DAMAGES; REMEDIES37
25.	LATE CHARGES39
26.	SURRENDER; HOLDOVER39
27.	WAIVERS.40
28.	INDEMNIFICATION41
29.	LIMITATION OF LIABILITY; LESSOR’S RIGHT OF ASSIGNMENT.42
30.	BROKER43
31.	NOTICES; PAYMENTS44

Exhibit C

Table of Contents

(continued)

Page

32.	NO WAIVER44
33.	ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS; REPORTS45
34.	BINDING EFFECT46
35.	NO MODIFICATION46
36.	GOVERNING LAW; JUISDICTION AND VENUE46
37.	PARTIAL INVALIDITY47
38.	ENTIRE AGREEMENT47
39.	LESSOR/LESSEE47
40.	AUTHORITY47
41.	NO RECORDING47
42.	OFAC CERTIFICATION47
43.	CONTINUOUS OPERATION COVENANT48
44.	CONFIDENTIALITY48
45.	TAX TREATMENT; REPORTING49
46.	COOPERATION49
47.	SURVIVAL49
48.	ADDITION OF SITES TO THE PREMISES49
49.	[***]17949
50.	[***]18049

179

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

180

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

SCHEDULES AND EXHIBITS

Schedule APremises

Schedule BFixed Annual Rent

Schedule CEquipment

Schedule DUnderground Storage Tanks

Schedule EExisting Tenancies

Schedule FPre-Existing Contamination

Schedule GState Specific Lease Terms and Notices

Schedule HLegal Descriptions for each Site

Exhibit AForm of Letter of Credit

Exhibit C

UNITARY NET LEASE AGREEMENT

THIS UNITARY NET LEASE AGREEMENT (this “Lease”) made as of this [___] day of [___________], 2017 (the “Commencement Date”), by and between [ Getty Entity ], a [_____________________] (the “Lessor”), having its principal office at Two Jericho Plaza, Suite 110, Wing C, Jericho, New York 11753 and Empire Petroleum Partners, LLC, a Delaware limited liability company (the “Lessee”), with its principal office at 8350 North Central Expressway, Suite M2185, Dallas, TX 75206.

STATEMENT OF INTENT

This Lease constitutes a single, unitary, indivisible, non-severable lease and sublease, as applicable, of the Premises (as hereinafter defined). This Lease does not constitute separate leases contained in one document each governed by similar terms. The use of the expression “unitary lease” to describe this Lease is not merely for convenient reference. It is the conscious choice of a substantive appellation to express the intent of the parties in regard to an integral part of this transaction.  To accomplish the creation of an indivisible lease, the parties intend that from an economic point of view the Sites (as hereinafter defined) leased pursuant to this Lease constitute one economic unit and that the Fixed Annual Rent (as hereinafter defined) and all other provisions of this Lease have been negotiated and agreed to based on a demise of all the Sites covered by this Lease as a single, composite, inseparable transaction. Except as expressly provided in this Lease for specific isolated purposes (and in such cases only to the extent expressly so stated), all provisions of this Lease, including definitions, commencement and expiration dates, rental provisions, use provisions, renewal provisions, breach, default, enforcement and termination provisions and assignment and subletting provisions, shall apply equally and uniformly to the Premises as one unit and are not severable. An Event of Default with respect to any of the terms or conditions of this Lease occurring with respect to any Site shall be an Event of Default under this Lease with respect to the entire Premises. Except as expressly provided in this Lease for specific isolated purposes (and in such cases only to the extent expressly so stated), the provisions of this Lease shall at all times be construed, interpreted and applied such that the intention of Lessor and Lessee to create a unitary lease shall be preserved and maintained. For the purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. Section 365 or any amendment or successor section thereof, this is one indivisible and non-severable lease dealing with and covering one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Premises and Equipment covered hereby. This Lease is intended to be a true lease and not a secured financing for Lessee.

RECITAL

Lessor hereby leases to Lessee and Lessee hereby hires from Lessor the Premises and the Equipment, for a Term (as hereinafter defined) and upon the conditions more particularly described below.

NOW, THEREFORE, in consideration of the foregoing statements, and the within covenants, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their distributees, administrators,

Exhibit C

legal representatives, successors and permitted assigns, hereby covenant and agree as follows:

In addition to the capitalized words and phrases defined elsewhere in this Lease when first used, the following capitalized terms shall have the meanings ascribed to them below:

A.

“Above Ground Fuel Equipment” means any motor fuel dispensers and related consoles located at the Sites and any components of the fuel storage and delivery system and related equipment that are located above ground thereon, including without limitation, above ground components of the automatic tank gauging systems and leak detection systems.

B.	“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks located in Wilmington Delaware are required or authorized by applicable law to remain closed.
C.

“Default Rate” means an annual rate of interest equal to the greater of (i) [***]181 per annum over the Wall Street Journal (or any successor publication) prime rate, or (ii) [***]182 per annum; provided, however, that in no event shall the Default Rate exceed the highest lawful rate of interest that may be charged on past due amounts due under applicable law.

D.

“Equipment” means that certain equipment listed on Schedule “C” (as such Schedule may be amended or modified from time to time), and also includes, to the extent not otherwise listed on Schedule “C”, any Above Ground Fuel Equipment, and any and all replacements, modifications, and upgrades to any of the foregoing items.  Notwithstanding anything to the contrary provided herein, the Equipment demised hereunder does not include (x) USTs (as hereinafter defined) or UST Systems (as hereinafter defined) or (y) Lessee’s Personal Property.

E.	“Fixed Annual Rent” has the meaning set forth on Schedule “B” (as such Schedule may be amended or modified from time to time).
F.

“FMRV” means the then fair market rental value of the Site(s), for the Permitted Use (as if the Site(s) are unencumbered and free and clear of (i) the existence of this Lease, (ii) any default by Lessee hereunder, and (iii) any Contamination that Lessee is responsible for under Section 12 below).

G.

“Operator(s)” means Lessee and its subtenants, licensees, dealers, concessionaires, commissioned agents or contractors operating at any time in the Premises, including those subject to Existing Tenancies (as defined in Section 11(c) below).

181

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

182

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

H.

“Premises” means the building(s), improvements and real property located at the addresses described on Schedule “A” (each a “Site” and collectively, the “Sites”), as Schedule A may be amended from time to time.  Notwithstanding anything to the contrary provided herein, the Premises demised hereunder does not include USTs or UST Systems.

I.

“Permitted Use” means the operation of a retail automotive fueling station that provides for the sale of motor fuel, petroleum, diesel, alternative fuels, ethanol and other fuel and fuel-related products, and may include the provision of automobile repair services (including, by way of example, brake and muffler repairs, tire repairs, tune-ups and oil changes, but specifically excluding auto-body work), which may also include a car wash facility and/or a convenience store (including the sale of any goods or products, currently or in the future, which are typically sold at a convenience store, including but not limited to the sale of prepared foods, dry goods, newspapers, magazines, sundry items, alcohol, tobacco and similar items, and also including a quick service restaurant for occupancy by co-brands such as McDonald’s, Taco Bell, Wendy’s, Burger King, Dunkin Donuts, Subway, and other similar businesses, etc.) and which may also include the provision of other retail uses that are customary to the automotive fueling station or convenience store industry, together with the right to sublease all or portions of the Sites in accordance with the terms of this Lease to dealers, commission agents or other subtenants who operate the Sites for the above-referenced permitted use; provided, however, that the term “Permitted Use” shall not include, with respect to any Site (i) any use which is prohibited by the certificate of occupancy pertaining to such Site and/or zoning rules and regulations applicable to such Site, (ii) any use which is prohibited by any restrictions set forth in any instrument governing such Site, including, without limitation deed restriction, restrictive covenant, easement or declaration in effect as of the Commencement Date and any Approved Easement (as hereinafter defined), (iii) any sale of automobiles, motorcycles, or other motor vehicles or any sale of parts for such motor vehicles except for sales of auto parts in conjunction with permitted automotive repair services, and/or (iv) any auto-body work.

J.	“Renewal Option” has the meaning set forth in Section 6 of this Lease.
K.

“USTs” means the underground storage tanks (including related piping) on the Premises owned by Lessee and more particularly described on Schedule “D” annexed hereto and by this reference made a part hereof, together with all underground storage tanks (including related piping) installed on the Premises during the Term of this Lease.

L.

“UST Systems” means the USTs, together with all underground components of the fuel storage and delivery system, including fittings, pumps, below ground meters, and below ground components of automatic tank gauging systems and leak detection systems, and all other ancillary below ground equipment and systems owned by Lessee; provided, however, that for purposes of clarity: (i) the UST Systems do not include the Above Ground Fuel Equipment, and (ii) the Above Ground Fuel Equipment constitutes part of the Equipment.

Exhibit C

M.

Rules of Construction:All references in this Lease to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of or to this Lease unless expressly provided otherwise.  Titles appearing at the beginning of any Articles, Sections, subsections and other subdivisions of this Lease are for convenience only, do not constitute any part of this Lease, and shall be disregarded in construing the meaning hereof.  The words “this Lease,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Lease as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited.  The word “including” (in its various forms) means including without limitation.  All references to “$” or “dollars” are references to United States dollars. The term “attorneys’ fees” or words of similar import used herein mean those actual and reasonable attorneys’ fees incurred on an hourly basis and not as a mere percentage of the amount claimed. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.  Except as expressly provided otherwise in this Lease, references to any Law or agreement means such Law or agreement as it may be amended from time to time.  References to any date mean such date in Dallas, Texas and for purposes of calculating the time period in which any notice or action is to be given or undertaken hereunder, such period shall be deemed to begin at 12:01 a.m. on the applicable date in Dallas, Texas.  The word “extent” in the phrase “to the extent” mean the degree or proportion to which a subject or other thing extends, and such phrase shall not mean simply “if”.

DEMISE

.  Lessor is taking title to the Premises and the Equipment as of the date of this Lease in accordance with the terms and conditions of that certain purchase and sale agreement entered into by Lessee and the respective sellers of each Site comprising the Premises, as evidenced by deeds, bills of sale and assignments (collectively with the purchase and sale agreement, the “Conveyance Documents”), and, immediately after taking title, Lessee is leasing from Lessor the Premises and the Equipment in accordance with the terms of this Lease. Lessor hereby demises and lets to Lessee and Lessee hereby leases from Lessor on a triple-net basis, the Premises and the Equipment, pursuant to the terms, conditions and limitations set forth herein. This Lease is intended to be a unitary triple-net Lease, covering the certain distinct Sites listed on Schedule “A” (as the same may be amended from time to time), all of which comprise the Premises.  Neither Lessee nor Lessor shall be permitted to take, maintain or initiate any action which would or could, in any manner, cause this Lease to be viewed as demising less than all of the Sites.  Lessor represents and warrants to Lessee that it is duly qualified to do business in, and is in good standing in, each jurisdiction in which a Site is located.

TERM

.  The initial term (the “Initial Term”) of this Lease shall commence on the Commencement Date and ending on the last day of the calendar month in which the fifteenth (15th) anniversary of the Commencement Date occurs (the “Expiration Date”).  The Initial Term may be extended pursuant to Section 6 of this Lease.  The “Term” means the period of time including the Initial Term and the Renewal Term(s) (as defined in Section 6 of this Lease) which Lessee properly exercises in accordance with Section 6.

Exhibit C

FIXED ANNUAL RENT

.   Lessee shall pay the Fixed Annual Rent for the Premises.  Monthly installments of Fixed Annual Rent shall be due and payable in advance on the first Business Day of each month during the Term without notice or demand and without any abatement, setoff or deduction whatsoever.  Such payments by Lessee to Lessor shall be effected by electronic funds transfers (debit entries) initiated by Lessor to Lessee’s bank account, and Lessee hereby authorizes Lessor to effect such payments in such manner as such amounts become due.  At Lessor’s request from time to time, Lessee shall provide all necessary authorities and permissions to allow Lessor to initiate electronic funds transfers for payment of Fixed Annual Rent with the intention that funds transfer to Lessor on the first Business Day of each month.  Lessee shall not be in default of its obligation to pay Fixed Annual Rent if payment is being made by electronic funds transfers intended to be initiated by Lessor pursuant to the provisions hereof and Lessor fails to initiate such electronic funds transfer.  Lessor shall endeavor to provide a courtesy notice to Lessee of the amount to be drafted by Lessor approximately five (5) days prior to the transfer.

At any time and from time to time, upon no less than ten (10) Business Days prior written notice from Lessor to Lessee, Lessor may elect instead to have Lessee itself initiate and pay all amounts payable under this Lease by electronic funds transfer or wire transfer of immediately available funds to the following account for Lessor:

CREDIT: Getty Properties Corp.
ABA#: [***]183

ACCOUNT Number: [***]184

(a)On each anniversary of the Commencement Date during the Initial Term of this Lease, the Fixed Annual Rent as then in effect shall be increased by an amount equal to [***]185.  Commencing on the first day of the first Renewal Term, the Fixed Annual Rent as then in effect shall be increased by an amount equal to [***]186. On each other anniversary of the Commencement Date during any Renewal Term of this Lease, the Fixed Annual Rent as then in effect shall be [***]187.

(b)If this Lease commences or terminates on a day which is not the first or the last day of the month, as the case may be, then Fixed Annual Rent for the month in which this Lease

183

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

184

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

185

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

186

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

187

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

commences or terminates shall be prorated. Anything herein to the contrary notwithstanding, but subject to Section 24 of this Lease, the Premises herein demised are demised for the whole Term, with the entire amount of Fixed Annual Rent reserved herein due and payable, in advance, simultaneously with the execution hereof, the payment of Fixed Annual Rent in installments is for convenience of Lessee only, and upon default in payment of Fixed Annual Rent installments (or other default of Lessee resulting in the repossession of the Premises by Lessor) then, subject to Section 24 of this Lease, the entire Fixed Annual Rent hereby reserved for the entire Term shall be accelerated and thus immediately due and payable, without further notice or demand.

(c)The FMRV of the Premises shall be determined for purposes of Section 3(b) above as follows:

(i)Not later than thirty (30) days after Lessee notifies Lessor that Lessee has elected to exercise a Renewal Option, Lessor and Lessee shall each provide the other with the name of an independent real estate appraiser (“Lessor’s Consultant” and “Lessee’s Consultant”, as the case may be), to act as such party’s representative in order to determine the FMRV of the Premises.  Each such consultant shall meet the qualifications required under subsection (iii) below. Not later than thirty (30) days after the designation of Lessor’s Consultant and Lessee’s Consultant, each such consultant shall determine the FMRV of the Premises and shall circulate such determinations to the other party.  If the FMRV determinations of the two consultants differ by [***]188, then the average of such determinations shall be the FMRV of the Premises.  However, if the FMRV determinations of the two consultants for the Premises differ by more than [***]189, then Lessee’s Consultant and Lessor’s Consultant shall meet (in person or by telephone) to mutually agree upon the determination of the FMRV of the Premises within ten (10) days after such consultants circulate their determinations of the FMRV.

(ii)If Lessor’s Consultant and Lessee’s Consultant shall be unable to reach such determination for such Site within the time periods set forth in Section 3(d)(i) above, both of the Consultants shall each designate their final FMRV determinations for the Premises, if they have changed from the initial determination, and shall jointly select a third independent real estate appraiser (“Third Consultant”).  In the event that Lessor’s Consultant and Lessee’s Consultant shall be unable to jointly agree on the designation of Third Consultant within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association or any successor organization to designate Third Consultant in accordance with the rules, regulations and/or procedures of the American Arbitration Association or any successor organization then in effect.

(iii)Third Consultant shall conduct such hearings and investigations as Third Consultant may deem appropriate and shall, within thirty (30) days after the date of designation of Third Consultant, determine whether the FMRV of the Lessor’s Consultant or the FMRV of the Lessee’s Consultant shall be the FMRV for purposes of this Lease.  Once determined, the

188

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

189

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

FMRV determination shall be conclusive and binding upon Lessor and Lessee.  Lessee shall pay all fees and expenses of Lessee’s Consultant in connection with any arbitration under this subsection, and Lessor shall pay all fees and expenses of Lessor’s Consultant.  The fees and expenses of the Third Consultant shall be shared equally between the Lessee and the Lessor.  Lessee’s Consultant, Lessor’s Consultant and the Third Consultant shall each be an independent real estate appraiser with at least fifteen years’ of continuous experience in leasing and valuation of properties which are similar in character to the Premises, and hold an MAI membership designation from the Appraisal Institute, and shall not have any personal or business relationship with either Lessor or Lessee which might be, or have the appearance of, a conflict of interest.  Lessor’s Consultant, Lessee’s Consultant, and Third Consultant shall not have the power to add to, modify or change any of the provisions of this Lease.

(d)So long as Lessee pays the Fixed Annual Rent and other rent provided in this Lease, and performs all of the terms, covenants and conditions on its part contained herein, Lessee shall have, subject to the terms and conditions set forth herein, the right to the peaceful and quiet enjoyment and occupancy of the Properties; provided, however, in no event shall Lessee be entitled to bring any action against Lessor to enforce its rights hereunder if an Event of Default shall have occurred and be continuing.

ADDITIONAL RENT

.

(a)Lessee shall also pay and discharge, as additional rent, [***]190.

(b)Lessee shall pay and discharge any additional rent referred to in Section 4(a) when the same shall become due; provided that amounts which are billed to Lessor or any third party, but not to Lessee, shall be paid within ten (10) days after notice is given of Lessor’s written demand for payment thereof.  Lessor agrees that in the event a bill is provided to Lessor for amounts Lessee is obligated to pay hereunder, Lessor shall promptly remit such bill to Lessee and Lessee shall pay such amounts as and when due, provided that if Lessee fails to pay such amount within fifteen (15) days of the date due, Lessor may, at its option, pay such amount and Lessee shall reimburse Lessor for such amount as additional rent hereunder within ten (10) days after notice is given of Lessor’s written demand therefor.

NET LEASE; TRUE LEASE

.    This Lease is intended to be and shall be deemed and construed to be an absolutely “net lease” and Lessee shall pay to Lessor, absolutely net throughout the Term, the Fixed Annual Rent, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set-off whatsoever and under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Lessor be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as otherwise expressly set forth in this Lease.  Lessee shall pay all costs, expenses and charges of every kind and nature relating to the Premises and the Equipment arising during or pertaining to

190

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

periods within the Term [***]191, including, without limitation, real property taxes, personal property taxes, use taxes and any sales taxes, which may arise or become due or payable during the Term, whether such amounts are ordinary or extraordinary and irrespective as to whether such amounts could have been reasonably anticipated by the parties.  Except as otherwise provided in this Lease, the obligations of Lessee hereunder shall not be affected by reason of any damage to or destruction of the Premises or any part thereof, any taking of the Premises or any part thereof or interest therein by condemnation or otherwise, any prohibition, limitation, restriction or prevention of Lessee’s use, occupancy or enjoyment of the Premises or any part thereof, or any interference with such use, occupancy or enjoyment by any person or for any reason, any interruption or failure of utilities servicing the Premises, any matter affecting title to the Premises, any eviction by paramount title or otherwise, impossibility of performance by Lessor, Lessee or both, any action of any governmental authority, Lessee’s acquisition of ownership of all or part of the Premises (unless this Lease shall be terminated by a writing signed by all parties, including any mortgagee, having an interest in the Premises), or any other cause whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge thereof and whether or not such cause shall now be foreseeable, except with respect to such of the foregoing arising out of any default hereunder by Lessor or, in any such case, any entity controlled by, controlling or under common control with Lessor, or any employee or contractor of Lessor or any such affiliated entity.  The parties intend that the obligations of Lessee under this Lease shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations have been modified or terminated pursuant to an express provision of this Lease.

(a)Lessor and Lessee intend this Lease to be a true lease and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement, or other financing or trust arrangement, and the economic realities of this Lease are those of true lease, and the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between Lessor and Lessee and has been entered into by both parties in reliance upon the economic and legal bargains contained herein.

RENEWAL OPTIONS

.     Provided that this Lease is not previously cancelled or terminated (and the Term shall not have otherwise expired) and that no Event of Default exists on the date of exercise of the Renewal Option (defined below) and on the date that the Renewal Term (defined below) commences, Lessee shall have the right and option to extend the Initial Term of this Lease for four (4) consecutive renewal terms of five (5) years each (each, a “Renewal Term”).  Lessee may exercise an option for a Renewal Term (each, a “Renewal Option”) by providing irrevocable written notice to Lessor of Lessee’s election to exercise such Renewal Option in accordance with the provisions of this Section 6.  Such written notice must be given, if at all, not later than twelve (12) months prior to the expiration date of the Initial Term or Renewal Term, as the case may be.

191

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

(a)The Fixed Annual Rent to be paid by Lessee during each of the Renewal Terms shall be as described in Section 3 of this Lease, subject to escalations described in Section 3 of this Lease.

(b)Subject to the terms of this Lease, Lessee shall not be entitled to renew this Lease for less than all Sites then comprising the Premises.  Time shall be of the essence as to the giving of notices under this Section 6.

(c)If Lessee elects not to renew this Lease by providing written notice to Lessor or by failing to provide notice to Lessor of Lessee’s election to exercise its option to renew this Lease pursuant to this Section 6, then Lessor will have the right during the remainder of the Term then in effect and, in any event, Lessor will have the right, during the last twelve (12) months of the final Renewal Term, to (i) advertise the availability of the Premises for sale or re-letting and to erect upon the Premises signs indicating such availability provided such signs do not interfere with Lessee’s operations at the Premises, and (ii) upon no less than 48 hours prior written notice, to show any Site to prospective purchasers or tenants or their agents during normal business hours.

IMPOSITIONS

.   Subject to subsection (b) below and to the extent such items relate to or are incurred during the Term, Lessee will pay and discharge when due: all taxes (including real and personal property, franchise, sales, use, gross receipts and rent or lease taxes); all charges for any easement agreement in effect as of the Commencement Date and with respect to any Approved Easement; all assessments and levies; all fines, penalties and other costs in connection with noncompliance with any applicable law; all permit, inspection and license fees; all rents and charges for water, sewer, utility and communication services; all other public charges, imposed upon or assessed against (i) Lessee, (ii) Lessee’s interest in the Premises, (iii) the Premises, (iv) Lessor as a result of or arising in respect of the acquisition, ownership, occupancy, leasing, use, possession or sale of the Premises, any activity conducted on the Premises, or the Rent payable hereunder, or (v) any lender to Lessee by reason of any note, mortgage, assignment or other document evidencing or securing a loan with respect to Lessee’s interest in the Premises or the Equipment (collectively, “Impositions”); provided that nothing herein shall obligate Lessee to pay (A) income, franchise, excess profits or other taxes of Lessor (or any lender) or other charges or assessments imposed upon Lessor (or any lender to Lessor) which are determined on the basis of Lessor’s (or such lender’s) revenues, net income, net worth or organizational status (such as fees, charges or penalties imposed upon national banks by the FDIC, Office of Thrift Supervision, Comptroller of the Currency or similar regulatory agencies) (unless such taxes are in lieu of or a substitute for any other tax, assessment or other charge upon or with respect to the Premises which, if it were in effect, would be payable by Lessee under the provisions hereof or by the terms of such tax, assessment or other charge), (B) any estate, inheritance, succession, gift or similar tax imposed on Lessor, (C) any capital gains tax imposed on Lessor in connection with the sale of the Premises to any person, or (D) any interest or other mortgage expense of Lessor.  Upon expiration of the Term (or any earlier termination of this Lease), Lessee shall pay Lessor for unpaid taxes which are due or payable through such date of expiration or early termination of the Term.  Lessor shall make a reasonable estimate of such unpaid taxes based on the prior year’s tax bills, and shall perform a reconciliation promptly after the actual information becomes available.  In the event that any ad valorem or other future real property tax (“Future Tax”) is decreed or characterized by law as an income tax and Lessee is

Exhibit C

thereby prohibited by any applicable law from paying such Future Tax pursuant to this Section 7(a), Lessor and Lessee agree that Fixed Annual Rent shall be adjusted by the amount necessary to provide Lessor the same net yield as Lessor would have received but for the implementation or characterization of such Future Tax.  Prior to or on the date the Future Tax takes effect, Lessor shall provide Lessee with notice of the revised Fixed Annual Rent under this Lease.  Lessor shall have the right to require Lessee to pay, together with scheduled installments of Fixed Annual Rent, the amount of the gross receipts or rent tax, if any, payable with respect to the amount of such installment of Fixed Annual Rent.  If any Imposition may be paid in installments without interest or penalty, Lessee will have the option to pay such Imposition in installments, provided such option to pay any Imposition in installments shall not hinder or prevent Lessor from exercising any of its rights set forth in this Lease.  Lessee shall prepare and file all tax reports required by governmental authorities which relate to the Impositions, and Lessor shall reasonably cooperate with Lessee regarding such preparation at Lessee’s sole cost and expense.  Lessee shall deliver to Lessor copies of all settlements and notices pertaining to the Impositions which may be issued by any governmental authority and received by Lessee and Lessee shall endeavor to make each such delivery in a reasonable amount of time after Lessee’s receipt thereof.

(a)Lessee shall pay to Lessor or Lessor’s lender, as the case may be, such amounts, monthly, 1/12th of the anticipated Applicable Charges for the then current calendar year.  As used herein, “Applicable Charges” mean real estate taxes and assessments on or with respect to the Premises or payments in lieu thereof.  Lessor will apply any payment to the payment of the Applicable Charges.  If at any time the payments theretofore paid by Lessee shall be insufficient for the payment of the Applicable Charges, Lessee, within ten (10) Business Days after Lessor’s written demand therefor, shall pay the amount of the deficiency to Lessor or Lessor’s Lender, as the case may be.  If Lessor fails to make any payment for which payments are sufficiently held by Lessor, and such failure results in a penalty or imposition payable by Lessor or Lessee with respect to the Premises, Lessor shall be responsible for paying such penalty or imposition.  If such collected amounts are in excess of the Applicable Charges due, then (i) such excess shall be applied to the Applicable Charges for the next calendar year, or (ii) if in the final calendar year of the Term, such excess shall be refunded to Lessee within ten (10) Business Days of the expiration of the Term.

(b)Lessee agrees to notify Lessor immediately of any changes to the amounts, schedules, instructions for payment of any Impositions and authorizes Lessor to obtain the bills for Impositions directly from the appropriate authority or entity; provided, however, that in no event shall Lessor’s obtaining the bills interfere with Lessee’s receipt of the bills directly from the appropriate authority or entity.

(c)All such payments when due shall be deemed to be additional rent due hereunder.

(d)Lessee, at Lessee’s sole cost and expense, shall have the right, at any time, to (x) seek a reduction in the assessed valuation of the Premises, (y) contest any Impositions that are to be paid by Lessee, or (z) contest any laws or regulations applicable to the Premises; provided, however, that in cases of (x) or (y) in this subsection (e), Lessee shall (i) give Lessor written notice of any such intention to contest at least fifteen (15) days before any delinquency could occur; (ii) indemnify and hold Lessor harmless from all liability on account of such contest; (iii)

Exhibit C

take such action as is necessary to remove the effect of any lien which attached to the Premises due to such contest, or in lieu thereof, at Lessor’s reasonable election, furnish Lessor with adequate security for the amount of the taxes due plus interest and penalties; and (iv) in the event of a final determination adverse to Lessee prior to enforcement, foreclosure or sale, pay the amount involved together with all penalties, fines, interest costs, and expenses which may have accrued.  Lessee may use any means allowed by applicable law to protest taxes or other Impositions as long as Lessee remains current as to all other monetary obligations under this Lease.  If Lessee seeks a reduction or contests any taxes or other Impositions, the failure on Lessee’s part to pay the taxes or Impositions shall not constitute a default as long as Lessee complies with the provisions of this Section.

(e)Lessor shall not be required to join in any proceeding or contest brought by Lessee unless the provisions of the law require that the proceeding or contest be brought by or in the name of Lessor or the owner of the Premises (i.e., Lessor is a necessary party to the proceeding).  In that case, Lessor shall join in the proceeding or contest or permit it to be brought in Lessor’s name as long as Lessor is not required to bear any risk, liability or cost and is, in its reasonable judgment, adequately indemnified against the same.

UTILITIES

.   Lessee shall pay directly to the appropriate service provider, all charges for any utilities or services used and/or consumed at the Premises, including, without limitation, gas, electricity, telephone, cable and water during the Term.

(a)Lessor shall not be required to furnish light, electricity, heat or any other utilities or services to the Premises.  Unless the direct result of Lessor’s gross negligence or willful misconduct in the exercise of Lessor’s self-help remedies pursuant to Section 24(b) or in the exercise of any other rights of Lessor under this Lease to access the Premises, Lessor shall not be liable to Lessee or any other person or persons, firms, associations, corporations or entities for any failure of the water supply, electricity, gas or any other utility or service in and about the Premises or for injury or damages to persons or property caused by any such failure or caused by the elements or by any other person in and about the Premises, or which might result from leakage or flow of any system, gas, electricity, water, rain, ice or snow from any part of the Premises or portion thereof or from the streets adjacent thereto, nor shall Lessor be liable for any latent defects in or on the Premises, buildings and appurtenances thereto, including the sidewalks on or adjacent to the Premises.

USE; BRANDING

.   Lessee shall use and occupy each of the Sites comprising the Premises only for the Permitted Use, in compliance with all zoning regulations, the building code and all applicable laws, rules and regulations and as set forth in this Lease.  Lessee must obtain, at its own expense, all government licenses and permits required for the lawful use, occupancy and operation of the Premises, and each portion thereof, including, without limitation, the conduct of Lessee’s business on the Premises, and Lessee will, at all times, comply with the terms of such licenses and permits, including, without limitation, any permits required to sell alcoholic beverages at the Premises.  Lessee shall keep, and shall cause any occupant at the Premises to keep, all such licenses and permits in full force and effect for the Permitted Use of the Premises and shall not permit any activity to occur on the Premises in violation thereof or in violation of the certificates of occupancy or certificates of use or the equivalent thereof, for the Permitted Use of the Premises, or for any change in use to which Lessor has consented.  Upon

Exhibit C

receipt of written request from Lessor, Lessee shall provide Lessor with copies of all government licenses and permits in Lessee’s possession in effect for the particular Site or Sites provided in no event shall Lessee be required to provide such information to Lessor more than one time in any calendar year during the Term.

(a)Lessee shall not use or occupy or permit the Premises to be used or occupied, nor do or permit anything to be done in or on the Premises, in a manner which would (i) violate any Governmental Regulations (as defined below), (ii) make void or voidable or cause any insurer to cancel any insurance required by this Lease, or (iii) cause structural injury to any of the improvements.

(b)Lessee shall have no right whatsoever (by virtue of this Lease) to use the “Getty” trade name or trademark in connection with its goods or its business or otherwise.  Subject to the foregoing sentence, Lessee shall have the sole right to select the branding of the motor fuel and convenience stores relating to the Premises.

(c)In no event may Lessee, any subtenant, any assignee or any other party construct, install or use any water wells on the Premises for drinking, food processing, irrigation or other purposes, except (x) for any Site where any such well currently exists provided that, at all times during the Term, any such well complies with all Applicable Laws related to the health and safety of potable well water and has a commercially reasonable filtration system as required by Applicable Law, and (y) that the installation or use of water wells for irrigation purposes will be permitted so long as appropriate and conspicuous signage is maintained on or at the well indicating it is not for potable use.

LESSEE’S PERSONAL PROPERTY

.   Lessee shall have the right to decorate the Premises and affix signs customarily used in its business upon the windows, doors, interior and exterior walls of the Premises, and such free-standing signs as are customarily used in the Permitted Use and in the manner and locations permitted by applicable law and any Approved Easement.  Upon the expiration or earlier termination of this Lease, subject to Section 19 of this Lease, Lessee shall remove such signs; provided, however, that in no event may Lessee remove free-standing signage (such as pole-mounted or monument signs) or any signage affixed to any exterior wall of the Premises (or on any canopy) without Lessor’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, it being understood and agreed that it shall not be unreasonable for Lessor to withhold such consent if the action proposed by Lessee, in Lessor’s reasonable judgment, would jeopardize, impede or prohibit the re-installation of  such signage.  If any such signage bears a particular refiner’s or suppliers trademarks and such refiner or supplier requires that such signage be returned, then Lessor’s consent to such removal shall not be required; provided, however, that Lessee shall take such steps as may be necessary to protect (or “grandfather”) the continued use of such signage (e.g., installing a temporary blank sign panel) so that signage rights are not lost.  Lessee promptly shall make such repairs and restoration of the Premises as are reasonably necessary to repair any damage to the Premises from the removal of any signage pursuant to this Section 10(a), and restore any disturbed portion of the Premises as nearly as practicable to its original condition, including resurfacing any blacktop and paved areas that may have been damaged or disturbed, subject to normal wear and tear.  All work performed by Lessee in or about the Premises under this Section 10(a) or

Exhibit C

otherwise pursuant to the provisions of this Lease shall be conducted in a good and workmanlike fashion and comply at all times with all applicable laws.

(a)During the Term, Lessee may, at Lessee’s expense, place or install such furniture, trade fixtures, movable (i.e., non-fixtured) equipment, machinery, furnishings, face plates of signage and other articles of movable personal property such as cash registers, safes, video surveillance systems, food preparation equipment, gondolas, soda fountains, coffee equipment, refrigerators and freezers that are not built in, printers, scanners, shelving that is not permanently affixed, hot chocolate machines, pizza ovens, pizza warmers, ATMs, personal computers/air towers, hot dog steamers, microwaves, and deli cases and sandwich merchandisers that are not built in as fixtures, including, without limitation, but otherwise expressly subject to all of the other terms and conditions of this Lease pertaining to same, UST Systems (collectively, “Lessee’s Personal Property”) on the Premises as may be needed for the conduct of Lessee’s business in accordance with all applicable laws and regulations.  It is expressly understood that the term “Lessee’s Personal Property” as used herein shall not include the Equipment, and shall in no event extend to leasehold improvements, fixtures or similar “vanilla box” items such as light fixtures, HVAC equipment, refrigerators, walk-in coolers, freezers, automotive lifts, or other fixtures and equipment permanently affixed to the Premises, which Equipment and other improvements and assets are (i) Lessor’s property, (ii) leased to Lessee for use in connection with the Premises, and (iii) to be maintained in good order and repair and returned to Lessor at the expiration or earlier termination of this Lease in good order and condition, subject to reasonable wear and tear.  Lessee shall cause all Equipment and UST Systems to be free and clear of any lien, encumbrance or other security interest at all times during the Term of this Lease.  Subject to Lessee’s assignment rights under this Lease, Lessee shall not transfer, assign, encumber, or attempt to, or purport to, allow any transfer, assignment, lien, encumbrance or security interest to be granted or filed with respect to all or any portion of the Equipment or other assets owned by Lessor, or the UST Systems.  The foregoing restriction expressly includes, without limitation, any transfer by Lessee of all or any portion of the UST Systems located at any of the Sites to any one or more permitted sublessees, even if any such transfer is intended by Lessee to be temporary in nature and is subject to a requirement that the UST System(s) is/are re-transferred back to Lessee prior to the expiration or earlier termination of the applicable sublease.  Lessee hereby acknowledges, covenants and agrees that throughout the Term, title to the UST Systems shall remain in the name of Lessee and all such UST Systems shall remain registered to Lessee as owner under applicable state laws.  Any transfer, assignment, encumbrance, lien or security interest granted or filed with respect to all or any portion of the Equipment or other assets owned by Lessor, or the UST Systems, in violation of the foregoing shall be void ab initio.

(b)At the expiration or earlier termination of this Lease, and provided that no Event of Default has occurred and is continuing, Lessee’s Personal Property may be removed from the Premises, at the option of Lessee.  In the alternative, at the expiration or earlier termination of this Lease, Lessor may require Lessee to remove Lessee’s Personal Property from the Premises.  Any such removal of Lessee’s Personal Property, including, without limitation, UST Systems, shall be conducted in accordance with all Governmental Regulations and Environmental Laws (as defined in Section 12); provided, however, that any removal of UST Systems by Lessee shall be subject to the provisions of Section 12 below.  Lessee immediately shall make such repairs and restoration of the Premises as may be reasonably necessary to repair any damage to the

Exhibit C

Premises from the removal of Lessee’s Personal Property and restore any disturbed portion of the Premises as nearly as practicable to its original condition, including resurfacing any blacktop and paved areas that may have been damaged or disturbed subject to normal wear and tear.  All work performed by Lessee in or about the Premises under this Section 10(c) or otherwise pursuant to the provisions of this Lease shall be conducted in a good and workmanlike fashion and comply at all times with all applicable laws. Any of Lessee’s Personal Property not so removed within a reasonable time following the expiration or termination of this Lease (not to exceed thirty (30) days) shall be deemed abandoned, and Lessor may cause such property to be removed from the Premises and disposed of at Lessee’s expense.  In addition, notwithstanding any removal of Lessee’s Personal Property, Lessee shall remain responsible hereunder to Remediate (as defined in Section 12) all Contamination (as defined in Section 12) at the affected Site or Sites and surrender each Site in compliance with all Environmental Laws as required by Section 12; provided, however, that nothing herein shall be deemed to require Lessee to Remediate any Contamination for which Lessor is responsible under Section 12.  The provisions hereof shall survive the expiration or sooner termination of this Lease.  The terms and provisions of this Section 10(c) shall also be applicable to the surrender or removal of any of the Sites which are severed from this Lease pursuant to [Sections 15, 16 or 43] herein.  For the purposes of this Section 10, any such severance shall be deemed to be a termination of this Lease with respect to the Sites so severed.

(c)Notwithstanding anything to the contrary set forth in this Lease and the provisions of Sections 10(c) above and 12 below, Lessor shall have the right, in its sole discretion, exercisable by written notice to Lessee to such effect delivered not less than three (3) months prior to the expiration of this Lease (or as soon as is practical in the event of an earlier termination of this Lease, any deemed termination of this Lease with respect to any Site(s) pursuant to [Sections 15, 16, or 43] herein or following the Termination Date, if Lessee has not exercised Lessee’s Restoration Right), to require Lessee to leave in place at any of the Sites, and to convey to Lessor (or its assignee or designee) for [***]192, all of the UST Systems (or the replacements therefor) at the Premises.  With respect to all UST Systems purchased by Lessor (or its assignee or designee), (i) the UST Systems shall be delivered to Lessor (or its assignee or designee) in proper working order and condition and in full compliance with all Governmental Regulations and Environmental Laws and such condition shall be evidenced by tank and line tightness and functionality tests performed by reputable and qualified contractors, at Lessee’s expense, no earlier than sixty (60) days prior to the conveyance of such items to Lessor (or its assignee or designee), (ii) the UST Systems shall be delivered to Lessor (or its assignee or designee) free and clear of any lien, charge, encumbrance or other financing device, (iii) Lessee shall provide Lessor (or its assignee or designee) with a bill of sale with respect to the UST Systems conveying the same in the condition required by the terms of this subsection.  If Lessor (or its assignee or designee) elects to purchase any UST Systems at the expiration or earlier termination of this Lease, or following the Termination Date (if Lessee has not exercised Lessee’s Restoration Right), and such items are subject to any lien, charge, encumbrance or other financing device, then Lessee shall provide Lessor (or its assignee or designee) with such funds as shall be necessary to pay such lien, charge, encumbrance or other financing device or obtain a

192

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

release and discharge thereof.  In addition, if Lessor (or its assignee or designee) elects to purchase any UST Systems at the expiration or sooner termination of this Lease, or following the Termination Date (if Lessee has not exercised Lessee’s Restoration Right),  Lessee shall remain responsible hereunder to Remediate (as defined in Section 12) all Contamination (as such term is defined in Section 12) at the affected Site or Sites and surrender each Site in compliance with all Environmental Laws as required by Section 12.  The provisions hereof shall survive the expiration or sooner termination of this Lease.

(d)It is the intent of the parties that this Lease shall serve as a security agreement granting to Lessor, and Lessee hereby grants to Lessor, a first priority security interest, in accordance with the terms of the Uniform Commercial Code as adopted in the States where the Premises are located, as the case may be as determined by the affected Site (as applicable, the “UCC”), in the UST Systems and all additions, modifications, products and proceeds thereof (the “Collateral”).  Such first priority security interest will secure the obligations of Lessee under this Lease.  As to all Collateral, Lessor has, without limitation, all of the rights and remedies of a secured party under the UCC.  The recordation of a memorandum of this Lease under Section 41 also constitutes a fixture filing in accordance with the provisions of the UCC.  Lessor is irrevocably authorized to file such UCC financing statements, continuation statements, informational statements and other similar documents as it determines, in its sole opinion, are appropriate to protect and perfect its rights.

(e)At the expiration or earlier termination of this Lease, Lessor may require Lessee to assign to Lessor or its designee, to the fullest extent permitted by law, all of Lessee’s right, title and interest in and to any one or more permits, contracts, licenses or agreements of any type relating to any Site or any Equipment, to the extent that the same are assignable.  The provisions of this Section shall survive the expiration or sooner termination of this Lease.

(f)Lessee has acquired the UST Systems with respect to each Site as of the Commencement Date from Circle K Stores Inc. and CST Brands, Inc., or their respective affiliates. It is acknowledged and agreed that all such UST Systems shall be considered part of Lessee’s Personal Property hereunder, subject to the terms hereof.

“AS IS”; COMPLIANCE WITH LAWS

.   Each party acknowledges that, prior to the Commencement Date, the Premises have been used as retail gasoline stations and/or convenience stores by third-parties unaffiliated with either Lessee or Lessor and the Premises have not been previously owned by Lessor or Lessee.  Lessor does not make any representation or warranty regarding the condition or occupancy thereof or the fitness of the Premises for the use permitted under this Lease or other uses contemplated by Lessee (including the existing uses described in the immediately preceding sentence).  Lessee acknowledges that it has inspected the Premises and accepts the same in their present condition, and subject to all matters of record and all occupancies, licensees or tenancies as of the date hereof (and together with any subsequent replacements therefor), “AS IS”, with no representations or warranties whatsoever and on the terms and conditions set forth in this Lease.  Lessee acknowledges and agrees that: (i) Lessor is not retaining or assuming any responsibility with respect to the Premises or its operation, or the condition or repair of the Premises, or as to any fact, circumstance, thing or condition which may affect or relate to the Premises, except as may be specifically set forth in this Lease; and (ii) Lessor has no obligation to alter, restore, improve, repair or develop the Premises, and further

Exhibit C

has no obligation to remove therefrom any items of personal property or other trade fixtures or equipment which may be upon the Premises.

(a)Lessee shall comply promptly, at Lessee’s expense, with all present and future laws, codes and ordinances and other notices, requirements, orders, rules and regulations (whatever the nature thereof) of all federal, state and local governmental authorities and recommendations of the board of fire underwriters or any insurance organizations, associations or companies in the respect to the Premises (collectively, “Governmental Regulations”).  Furthermore, Lessee agrees that it will defend, indemnify and hold harmless Lessor for all actual costs, including, but not limited to, environmental consulting, engineering and legal fees, damages, penalties or fines Lessor actually incurs by reason of Lessee’s failure to comply with Governmental Regulations at the Premises.  The provisions hereof shall survive the expiration or termination of this Lease.

(b)Lessee acknowledges that as of the Commencement Date, certain Sites may be subject to existing tenancies or other occupancies under agreements or arrangements by and between a third-party(ies) unaffiliated with Lessor, on the one hand, and dealers, operators and/or other third parties, on the other hand, all as more particularly described in Schedule “E” attached hereto and by this reference made a part hereof (the “Existing Tenancies”).  Lessee accepts the Premises subject to the Existing Tenancies.  Lessee hereby acknowledges and agrees that Lessor is not assuming and shall have no obligation or liability whatsoever with respect to the Existing Tenancies. Lessee shall timely and faithfully discharge and perform all of the applicable responsibilities and obligations with respect to such Existing Tenancies during the Term.

(c)Lessee acknowledges that the Premises are demised and let subject to (i) any mortgage secured by Lessor’s interest in the Premises or in the Equipment in effect from time to time if the holder thereof has entered into a Non-Disturbance Agreement (as defined in Section 18) with Lessee, (ii) the state of title of the Premises as of the Commencement Date, (iii) any state of facts which an accurate survey or physical inspection of the Premises might show, (iv) any Approved Easement, and (v) all Governmental Regulations, including any existing violations of any thereof.

(d)Without limiting Lessee’s obligations under Section 9 above, Lessee, at its sole cost and expense, will at all times promptly and faithfully abide by, discharge and perform all of the covenants, conditions, restrictions and agreements contained in any easement agreement, declaration, deed covenant or restriction, permit or license related directly to the Premises or the Equipment in effect as of the Commencement Date and any Approved Easement, in each case to the extent that the same require Lessor to act or perform thereunder.  Lessee may request Lessor’s consent, which may be withheld by Lessor in its reasonable discretion, to (i) the granting of easements, licenses, rights-of-way and other rights reasonably necessary for operation of the Premises as herein provided; (ii) the execution of petitions to have the Premises annexed to any municipal corporation or utility district, provided, however, that if such petitions, documents and/or instruments are required by applicable law or fundamentally necessary for continued operation of the Premises as herein provided, then Lessor’s consent shall not be required, but Lessee shall provide Lessor with prior written notice of such matter; (iii) the execution of amendments to any covenants and restrictions affecting the Premises; provided,

Exhibit C

however, that in each and every case Lessee shall (y) pay the costs and expenses incurred by Lessor in connection therewith, and (z) deliver to Lessor a certificate stating that such grant, release, dedication, transfer, amendment or government action, or other action or agreement will not interfere with Lessor’s ownership of the Premises or the Equipment  or cause Lessor to incur any additional liability with respect to the Premises or the Equipment.

(e)If any improvement, now or hereafter constructed, shall (i) encroach upon any setback or boundary line or street or right-of-way adjoining the Premises, (ii) exist in violation of applicable zoning restrictions, including, without limitation, height or set-back restrictions, or the provisions of any restrictive covenant affecting the Premises, (iii) hinder or obstruct any easement agreement to which the Premises is subject or (iv) impair the rights of others in, to or under any of the foregoing, Lessee shall, promptly after receiving notice or otherwise acquiring knowledge of any of the foregoing items (i) – (iv) inclusive, either (A) obtain from all necessary parties waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, hindrance, obstruction or impairment, whether the same shall affect Lessor, Lessee or both, or (B) take such action as shall be necessary to remove all such encroachments, hindrances or obstructions and to end all such violations or impairments, including, if necessary, making alterations.  Notwithstanding the foregoing, Lessor shall not be required to settle, compromise or resolve any item in (i) – (iv) of the previous sentence that exists on the Commencement Date until Lessee receives a written notice or demand from a third party related to any such item.  Lessee shall not settle, compromise or resolve any such claim by any third party exceeding [***]193 without Lessor’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

12.ENVIRONMENTAL.

(a)Definitions.  As used in this Section 12 and elsewhere in this Lease, the following definitions shall apply:

“Closure” means, with respect to any Contamination, the receipt of written notice from the appropriate Government Agency or a Licensed Site Professional, as applicable, that state-specific regulatory closure has been granted or otherwise achieved, or that no further Remediation of such Contamination is required.  Closure may rely on any reasonable Institutional Controls required by the applicable governmental authority provided such Institutional Controls do not impair the Permitted Use of the applicable Site.

“Contamination” means contamination by recoverable free liquid hydrocarbons, dissolved hydrocarbon components, absorbed or vapor phase hydrocarbons, or other Hazardous Substances, within the soil matrix, surface water, groundwater and ambient air and/or indoor air, on under or migrating  to or from any of the Sites in violation of Environmental Laws, or on, under or migrating to or from other real properties by migration or disposal from any of the Sites in violation of Environmental Laws, that requires Remediation, or (2) the presence of abandoned, unregistered or out-of-service underground storage tanks, related piping and equipment or other buried containers or vessels at or relating to the Sites that are required to be Remediated.

193

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

“Environmental Laws” means any and all applicable laws, regulations, rules, policies, procedures or other guidance relating to: (1) the protection, investigation or restoration of the environment, health, safety, or natural resources, (2) the handling, use, presence, treatment, storage, disposal, release or threatened release of any Hazardous Substance or (3) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property or notifications to Government Agencies or the public in connection with any Hazardous Substance.

“Excavation” means any excavation of the soils or of the foundation of any improvements at any Site.

“Government Agency(ies)” means any federal, state, county or local agency, department, bureau or other entity or instrumentality with regulatory or enforcement authority over the Sites pursuant to Environmental Laws, including the power to regulate the installation, operation and/or removal of UST Systems and/or the reporting, assessment, investigation and other Remediation of Contamination.

“Hazardous Substance” means any substance, material, chemical, waste, product, by-product, co-product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic or words of similar import or regulatory effect under Environmental Laws or that is listed, classified, or regulated pursuant to any Environmental Law, including any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, electromagnetic fields, microwave transmission, radioactive materials or radon.

“Institutional Controls” means any deed notices, deed restrictions, engineering controls, ordinances, or other institutional or engineering restrictions, covenants or controls employed in order to conduct Remediation and/or achieve Closure.

“Licensed Site Professional” means an individual or entity licensed or otherwise granted authority by a Government Agency in accordance with applicable Environmental Laws to oversee and approve Remediation and/or to issue Environmental Permits or notices of Closure.

“Recognized Environmental Condition” means the presence, or likely presence, of any Hazardous Substances or petroleum products in, on, or at a Site: (1) due to a release to the environment; (2) under conditions indicative of a release to the environment; or (3) under conditions that pose a material threat of a future release to the environment.  De minimis conditions are not Recognized Environmental Conditions.

“Remediation,” “Remediate,” and/or “Remediated” means collectively any environmental assessment, investigation, response, monitoring and, as necessary, cleaning up, removing, treating, covering, and/or other action in response to Contamination or the threat of Contamination that is required by the appropriate Government Agency under applicable Environmental Laws to achieve Closure.

(b)Without, by reason of this Lease, creating rights in favor of any third party, Lessee shall be responsible for Remediation of all Contamination and for any liability in

Exhibit C

connection with all such Contamination. Lessee shall perform, at Lessee’s expense, testing, certification, inspection, reporting, and any other requirement of any Governmental Agency having jurisdiction of any components of the UST Systems and the Above Ground Fuel Equipment and otherwise as required by Environmental Laws, and Lessee shall provide the results of any and all of the foregoing to Lessor after its production or receipt thereof and Lessee shall endeavor to provide in a reasonable amount of time after its production or Lessee’s receipt thereof.

(c)If at the Commencement Date the Premises are subject to existing Contamination that is the being Remediated, including, without limitation, any pre-existing Contamination and open spill cases set forth on Schedule “F” hereto, Lessee shall diligently pursue any third party with responsibility for the continuation of such Remediation.

(d)Unless caused by the gross negligence or willful misconduct of the Lessor or Lessor’s employees, agents or contractors in the exercise of Lessor’s self-help remedies pursuant to Section 24(b) or in the exercise of any other rights of Lessor under this Lease to access the Premises, Lessor shall have no liability or responsibility for any Contamination discovered before, on or after the Commencement Date and irrespective of whether caused by Lessee, its agents, employees, successors or assigns, before, on or after the Commencement Date.  If at any time during the Term of this Lease, Lessee discovers Contamination or experiences a release of Contamination or of any Hazardous Substance, or there is an increase in levels of Contamination at the Premises above those reported to Lessor prior to the Commencement Date, Lessee shall notify Lessor and all applicable Governmental Agencies of such event and Lessee shall be responsible for compliance with all Governmental Regulations and Environmental Laws regarding the same and for all costs and expenses associated with such Contamination and/or release, including, without limitation any Contamination discovered, or set forth in a tank closure report, when the UST Systems or the Above Ground Fuel Equipment are removed, repaired or replaced at any Site comprising the Premises.  If Lessee shall fail, refuse or neglect to report and/or Remediate Contamination (or release, as the case may be) as and when required by Governmental Agencies (but in no event later than twenty (20) days after written notice from Lessor; provided, however, that if Lessee undertakes to cure during such twenty (20) day period, such period shall be automatically extended so long as Lessee has reported such matter and has notified Lessor in writing that it has reported such matter and Lessee is diligently prosecuting a cure to completion), Lessor may report and/or Remediate that Contamination at Lessee’s cost and expense.  Lessee agrees to reimburse and promptly pay to Lessor all costs paid or incurred by Lessor associated with such Release, Contamination and Remediation, together with interest thereon at the Default Rate.  If Lessee fails to reimburse Lessor within thirty (30) days of demand therefor, such unpaid amount shall become additional rent due hereunder.  Nothing herein shall obligate Lessor to Remediate or take any action with respect to any Contamination at the Premises.

(e)Lessee shall be responsible for and shall defend, indemnify and hold harmless Lessor from any action, claim, notice or penalty resulting from any breach of its obligations under this Section 12 and from any Contamination discovered, released or otherwise at or emanating from the Premises prior to the expiration or early termination of the Term and from all costs (including, without limitation, attorneys’ fees, costs and disbursements), claims, damages and liability, environmental and otherwise at the Premises whether known or unknown as of the

Exhibit C

Commencement Date and whether or not caused by Lessee, its agents, employees, successors, assigns, or third parties, including from any matter arising as a result of Lessee’s failure to comply with all Environmental Laws during the Term of this Lease. The obligations of Lessee under this Section 12(e) shall survive the expiration or earlier termination of this Lease and shall survive for the applicable statute of limitations.

(f)Lessee shall deliver to Lessor copies of all material correspondence to and from Governmental Agencies regarding environmental activities at the Premises, including, without limitation, correspondence regarding notices of violations, releases (including new releases), Remediation and Closure.  Lessee shall deliver to Lessor, and require its environmental contractor(s) to deliver to Lessor, copies of all spill and release notifications and reports given to Governmental Agencies regarding the Premises.  Additionally, Lessee agrees to furnish to Lessor upon request therefor, copies of all Remediation workplans, monitoring reports, tank and line testing results, Stage II Vapor Recovery test results, fire suppression test results, cathodic protection test results, UST registrations and related documents, and reimbursement claims filed with any state tank fund programs.  Furthermore, if requested by Lessor, whether or not Lessor suspects a release of Contamination, Lessor also shall have the right to obtain, and Lessee shall provide to Lessor, copies of all petroleum inventory reconciliation records in Lessee’s possession or control.  In addition, Lessee shall provide to Lessor upon request with Lessee’s estimate of cost to obtain Closure for any Remediation of Contamination.

(g)NOTWITHSTANDING THAT THE UST SYSTEMS, INCLUDING, SPECIFICALLY, THE USTs, HAVE BEEN AND CONTINUE TO BE LOCATED AT THE PREMISES, LESSEE HEREBY ACKNOWLEDGES THAT LESSOR IS NOT THE OWNER OF THE UST SYSTEMS, INCLUDING, IN PARTICULAR, THE USTs, WHICH ARE ALL OWNED BY LESSEE AND, ACCORDINGLY, LESSOR DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS OR OF MERCHANTABILITY WITH RESPECT TO ALL UST SYSTEMS AND ANY COMPONENTS THEREOF, INCLUDING, IN PARTICULAR, USTs.  Lessee agrees to defend, indemnify and hold Lessor harmless from and against all actions, claims, liabilities, costs and expenses associated with or arising out of the use, possession or ownership of the UST Systems and the Above Ground Fuel Equipment, including, in particular, the USTs, and for the removal of the UST Systems, including, in particular, the USTs, at any time during the Term or upon the expiration or earlier termination of this Lease.

(h)Following the Termination Date (if Lessee has not exercised Lessee’s Restoration Right), or at the expiration or earlier termination of this Lease, Lessee, at the option of Lessor, exercisable in its sole discretion, shall remove the UST Systems and all replacements thereof, unless Lessor shall have elected to have Lessee leave in place at any of the Sites, and to convey to Lessor (or its assignee or designee) in accordance with Section 10(d) above, all of the UST Systems (or the replacements therefor) at the Premises.  Upon any removal of the UST System, Lessee shall also Remediate any and all Contamination from the Premises at which such UST System is conducted.  Any removal, replacement, modification, maintenance, or repair by Lessee of any UST System or any Above Ground Fuel Equipment at the Premises shall be conducted in accordance with all applicable Governmental Regulations and Environmental Laws.  Subject to the gross negligence or willful acts of Lessor or any of Lessor’s agents, employees or contractors in the exercise of Lessor’s self-help remedies pursuant to Section 24(b) or in the exercise of any

Exhibit C

other rights of Lessor under this Lease to access the Premises, Lessee shall defend, indemnify and hold harmless Lessor from and against any and all claims, losses, demands, actions, injuries or damages brought or incurred by any party, including Lessor, arising from any removal, replacement, modification, maintenance, or repair of any UST System or any Above Ground Fuel Equipment or any component thereof at the Premises, any Remediation of Contamination associated therewith, and any non-compliance with applicable Governmental Regulations and Environmental Laws relating to same. [***]194.

(i)Unless Lessor shall otherwise direct in writing, Lessee shall perform a Phase I Environmental Site Assessment on each Site at the expiration or earlier termination of this Lease, and if such Phase I Environmental Site Assessment includes either (x) a determination that such Site is contains a Recognized Environmental Condition, or (y) a recommendation for additional investigation at any Site to determine if such Site contains a Recognized Environmental Condition, then Lessee shall perform a Phase II Environmental Site Assessment (including UST and line tests) on each Site at the expiration or earlier termination of this Lease.  The cost and expense of any Phase I Environmental Site Assessment and any Phase II Environmental Site Assessment performed under this section 12(i) will be split equally between the Lessor and Lessee. Each such Phase II Environmental Site Assessment shall be performed by a licensed, fully insured professional engineer, reasonably acceptable to Lessor and pursuant to a scope reasonably determined by Lessee.  Lessee must provide Lessor with a detailed written scope of work and evidence of necessary permits at least ten (10) Business Days in advance of any work, so that Lessor may have the opportunity to have a representative on-site or available.  Lessee or Lessee’s contractor shall deliver to Lessor a Certificate of Insurance with commercial general liability policy limits of not less than [***]195 naming Lessor as an additional insured (and any additional affiliates as so requested by Lessor), prior to the commencement of any such testing.  Lessee shall deliver to Lessor a copy of the Phase II Environmental Site Assessment results within thirty (30) days after the completion of such testing or within five (5) days of receipt of the same whichever is earlier.  If the results of the Phase II Environmental Site Assessment show levels of Contamination that are required to be Remediated, then Lessee shall undertake to Remediate the same in accordance with this Lease.

(j)Anything herein to the contrary notwithstanding, Lessee agrees to restore the Premises to its former condition upon completion of any environmental testing and/or inspections, to cause no interference with the business being conducted on the Premises, if any, and Lessee further agrees to defend, indemnify and hold harmless Lessor from and against any and all claims, losses, demands, actions, injuries  or damages brought or incurred by any party, including Lessor, as a result of Lessee’s testing and/or inspections pursuant to this Lease.  Lessee shall keep the results of any such testing and inspections strictly confidential and shall not submit a copy of any such report or assessment to any Governmental Agency unless required by applicable Environmental Law; and if so required, Lessee shall simultaneously provide to Lessor a copy of any information submitted to such agency.  Under no circumstances shall Lessor have

194

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

195

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

any claim against Lessee for any actual or perceived diminution in value of any Site which contains Contamination.

(k)Reserved.

(l)Notwithstanding any other provision of this Lease, but subject to the next sentence of this Section 12(l), if Contamination occurs or is found to exist as to any Site and the Term would otherwise terminate or expire, then, (i) if the subject Contamination does not materially interfere with the normal use and occupancy of the Site for the Permitted Use, Lessor and Lessee shall enter into a customary access agreement that, until Closure, (A) grants Lessee access to the Site to conduct Remediation (at no additional cost to Lessee), (B) does not allow access that unreasonably interferes with the use of the applicable Site, (C) provides for appropriate insurance by environmental contractors accessing the Site, and (D) provides that Lessee indemnify Lessor and any successor operator for any costs and expenses related to such access, or (ii) if the subject Contamination does materially interfere with the normal use and occupancy of the Site for the Permitted Use, at Lessee’s election (I) (A) the Term as it pertains to the subject Site shall be extended beyond the date of termination or expiration and this Lease shall remain in full force and effect as to such Site beyond such date until the earlier to occur of (1) the completion of all Remediation, or (2) the date specified in a written notice from Lessor to Lessee terminating this Lease as to such Site and (B) the Fixed Annual Rent for the then extended Term of this Lease as relates to such Site shall be [***]196, and such Fixed Annual Rent shall increase on each anniversary of the then extended Term of this Lease by an amount equal to [***]197, or (II) if Remediation of the subject Contamination is reasonably expected to take more than [***]198, Lessee may acquire such Site at the FMV, as defined in Section 50(c) below and as determined in accordance with such Section.  If Lessee elects to acquire such Site pursuant to and in accordance with the previous sentence, Lessor may in its sole discretion, decline to sell such Site to Lessee and instead enter into a customary access agreement with Lessee, until Closure, in accordance with the access agreement requirements set forth above in this Section 12(l), and, if Lessor elects to exercise such option, Lessee shall not be permitted to acquire such Site and shall not be required to pay Fixed Annual Rent during the term of the access agreement.

(m)Without limiting Section 11 above, Lessee, at its sole cost and expense, will at all times promptly and faithfully discharge and perform all of the covenants set forth in the Conveyance Documents applicable to the Premises relating to (i) required work with respect to the UST Systems and Above Ground Fuel Equipment promptly upon request of Lessor in contemplation of any sale or transfer of the Premises pursuant to which such required work becomes required by said covenants, if and to the extent such required work shall not have

196

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

197

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

198

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

already been completed, and (ii) any other matter set forth in the Conveyance Documents in accordance with the terms of the Conveyance Documents.

(n)Notwithstanding anything to the contrary provided herein, Lessee agrees that, except as required under Section 12(h) above, or otherwise with Lessor’s reasonable consent, it shall not perform any voluntary investigation that is not required by a Government Agency in accordance with Environmental Laws, including, but not limited to, intrusive investigations or the taking or testing of soil, groundwater or surface water samples from any Site.

(o)The obligations of Lessee under this Section 12 shall survive the expiration or earlier termination of this Lease and shall survive for the applicable statute of limitations.

SECURITY DEPOSIT

.    In lieu of a cash security deposit, Lessee shall provide Lessor upon the execution and delivery of this Lease a security deposit in the form of an unconditional and irrevocable letter of credit in the form of Exhibit “A”, issued by a bank selected by Lessee and issued on behalf of Lessee in favor of Lessor in an amount equal to three (3) months of the Fixed Annual Rent then in effect (such letter of credit and any extension or replacement thereof being herein referred to as the “Letter of Credit”) as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this Lease.  Lessor has accepted [***]199 as the initial issuer of the Letter of Credit. Any reasonable costs of Lessor incurred in order to draw on the Letter of Credit shall be deemed additional rent hereunder.  [***]200.  Any and all fees or costs charged by the issuer in connection with the Letter of Credit shall be paid by Lessee.  Lessor shall have the right to draw upon the Letter of Credit in any of the following circumstances:  (i) following the Termination Date (if Lessee has not exercised Lessee’s Restoration Right), (ii) if an Event of Default has occurred and Lessee is a debtor under any bankruptcy or insolvency proceeding and Lessor is prohibited by applicable bankruptcy or insolvency law from sending notice to Lessee of such event, regardless of whether such notice is required, (iii) [***]201 or (iv) if Lessee fails to provide Lessor with any renewal or replacement Letter of Credit complying with the terms of this Lease at least thirty (30) days prior to expiration of the then-current Letter of Credit, where the issuer of such Letter of Credit has advised Lessor of its intention not to renew the Letter of Credit if the Letter of Credit is an “evergreen” letter of credit (to the extent an evergreen Letter of Credit was obtainable), or where the Letter of Credit by its terms will expire within thirty (30) days if the Letter of Credit is not an “evergreen” letter of credit.  Lessor may draw on the Letter of Credit for any sum which Lessor may expend or may be required to expend by reason of Lessee’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor.  If the Letter of Credit is drawn upon

199

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

200

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

201

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

due solely to the circumstances described in the foregoing clauses (iii) or (vi), the amount drawn shall be held by Lessor as a security deposit to be otherwise retained, expended or disbursed by Lessor for any amounts or sums due under this Lease to which the proceeds of the Letter of Credit could have been applied pursuant to this Lease and any amounts not so applied shall be returned to Lessee when Lessor is obligated to return the same to Lessee under this Lease.  If Lessor elects to draw all or any amount of the Letter of Credit as permitted herein, Lessee expressly waives any right it might otherwise have to prevent Lessor from drawing on the Letter of Credit and agrees that an action for damages and not injunctive or other equitable relief shall be Lessee’s sole remedy in the event Lessee disputes Lessor’s claim to any such amounts.

“Tangible Net Worth” means, as of any date of determination, as supported by reasonable documentation, the difference between [***]202.

INSURANCE

.   Lessee shall pay the premiums for and deliver to Lessor the following policies of insurance, with insurance carriers that have an A.M. Best’s Financial Strength Rating and financial size category of [***]203 or better or a rating [***]204 or better by under Standard & Poor’s Financial Services LLC, and be authorized to do business in the state in which the Sites are located, or otherwise that are acceptable to Lessor.  Lessee shall name Lessor as an additional insured on all policies of insurance that Lessee is required to procure under this Lease.  With respect to all liability policies (including pollution) required under this Lease, Lessee shall also name Lessor’s affiliates and Lessor’s and such affiliates’ officers and directors as additional insureds.

(a)Prior to the Commencement Date, Lessee shall deliver to Lessor evidence of the existence and amounts of the insurance with additional insured endorsements, named insured endorsements and mortgagee/loss payable clauses as required herein.  Upon request of Lessor, Lessee shall deliver to Lessor a copy of Lessee’s liability policy(ies) and property policy(ies). No policy shall be cancelable or subject to reduction of coverage or other modification except after 30 days’ prior written notice to Lessor.  Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to any insurance coverage, shall be deemed to limit or restrict in any way the liability of Lessee arising under or out of this Lease.

(b)Lessee shall obtain and maintain in full force and effect throughout the Term of this Lease the following insurance, all of which shall be primary and non-contributory to any insurance maintained by Lessor and/or its designees:

(i)Lessee, at Lessee’s expense, shall obtain and keep in full force during the Term of this Lease a policy of commercial general liability (including contractual liability and property damage) insurance with respect to the Premises, with coverage of at least, on an

202

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

203

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

204

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

occurrence basis, a minimum combined single limit of [***]205 primary per occurrence and [***]206 annual aggregate for bodily or personal injury (including death), and [***]207 in respect of property damage, written on an occurrence basis insuring Lessee against any liability arising out of ownership, use, occupancy, or maintenance of the Premises and all of its appurtenant areas.  However, the limits of the insurance shall not limit the liability of Lessee.  In addition, Lessee, at Lessee’s expense, shall obtain and keep in full force during the Term of this Lease an umbrella or excess liability policy, under which there shall be dedicated solely to the commercial general liability insurance covering the Premises (and no other properties of Lessee), a coverage amount of not less than [***]208 on an annual basis and written on an occurrence form.  In no event shall any deductible payable in connection with such policy with respect to any individual Site exceed [***]209. Terrorism coverage must be included on all liability coverages. Notwithstanding the foregoing, with respect to any Site comprising the Premises, Lessee’s obligation to procure and maintain primary commercial general liability and property damage insurance set forth above shall be suspended for so long as Lessee causes its subtenant at such Site to provide site-level commercial general liability and property damage insurance on a primary basis, with coverages of at least, on an occurrence basis, a minimum combined single and annual aggregate limit of [***]210 for bodily or personal injury (including death), and [***]211 in respect of property damage and shall provide to Lessor with certificates of insurance evidencing said primary coverages, which name Lessor as an additional insured on policies of property insurance and name Lessor and Lessor’s affiliates and Lessor’s and such affiliates’ officers and directors as additional insureds on policies of commercial general liability insurance.

(ii)Lessee, at Lessee’s expense, shall obtain and keep in force during the Term of this Lease a “Special Form” (as such term is used in the insurance industry) policy of property insurance covering loss or damage to the Premises.  This insurance shall be in an amount [***]212 replacement cost of the buildings(s) (less slab, foundation, supports and other

205

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

206

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

207

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

208

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

209

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

210

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

211

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

212

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

customarily excluded improvements).  The policy shall contain only standard printed exclusions and must include Equipment Breakdown (boiler and machinery) coverage or, if such coverage is separate, a joint loss agreement must be obtained in form and substance acceptable to Lessor; include an agreed value endorsement, and an ordinance or law coverage endorsement covering increased costs resulting from changes in laws or codes, and demolition and removal of the damaged structure.  In addition, the policy shall include a “Loss Payable Provisions” endorsement (ISO Form CP 12 18 06 95 or equivalent) naming Lessor as “Loss Payee” thereunder. In no event shall any deductible payable in connection with such policy with respect to any individual Site exceed [***]213.  Terrorism coverage must be included.  Although Lessee’s property insurance shall name Lessor as the loss payee, as long as no Event of Default has occurred and is continuing, Lessor shall allow the proceeds to be available to Lessee to pay the cost of restoring damage to the Premises resulting from such casualty and, upon completion of such repairs and/or restoration and the payment for same, and provided that no Event of Default has occurred and is continuing, Lessee shall be entitled to the balance of such proceeds.

(iii)If any Site comprising the Premises is located in Flood Zone “A” or “V” as defined by the Federal Emergency Management Agency (FEMA), Lessee, at Lessee’s expense, shall obtain and keep in force during the Term of this Lease a policy of insurance covering loss or damage due to flood with respect to the Premises.  The insurance shall provide for payment of loss to Lessor, as loss payee; provided, however, that, as long as no Event of Default has occurred and is continuing, Lessor shall allow the proceeds to be available to Lessee to pay the cost of restoring damage to the Premises by resulting from such casualty and, upon completion of such repairs and/or restoration and the payment for same, and provided that no Event of Default has occurred and is continuing, Lessee shall be entitled to the balance of such proceeds.

(iv)Lessee shall also use reasonable good faith efforts to obtain and keep in force during the Term of this Lease, a policy of rent interruption insurance with a period of indemnity not less than twelve (12) months from time of loss and an extended period of indemnity of three hundred sixty-five (365) days.  This insurance shall cover all taxes and insurance costs for the same period in addition to twelve (12) month’s Fixed Annual Rent amount.

(v)If Lessee (or any sublessee or other occupant of a Site comprising the Premises) offers alcoholic beverages for sale from the Premises, Lessee or such other occupant of the Site, shall obtain, or shall cause such third (3rd) party to, carry and maintain liability insurance which shall include coverage for all liabilities arising out of the dispensing or selling of alcoholic beverages imposed under any laws, including, without limitation, a “dram shop” or alcoholic beverage control act.  Lessee shall cause any third party to name Lessor and/or its designee as an additional insured under said policy and said policy shall be primary and non-contributory to any insurance maintained by Lessor and/or its designee.

213

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

(vi)If and to the extent required by applicable law, Lessee shall also obtain and keep in force during the Term of this Lease a worker’s compensation policy, insuring against and satisfying Lessee’s obligations and liabilities under the worker’s compensation laws of the state in which the Premises are located and shall also include a minimum of [***]214 for employer’s liability coverages.

(vii)Reserved

(viii)Lessee shall procure and maintain during the Term pollution legal liability insurance for the Remediation of unknown or newly discovered Contamination, and for property damage (including, without limitation, natural resource damages) and compensation for personal injuries, costs of defense and legal liability to third parties related to such unknown or new Contamination. Each of the insurance policies required by this Section shall be in an amount of at least [***]215 per occurrence per Site and [***]216 in aggregate coverage, and may include a deductible or self-insured retention, which shall not exceed [***]217 per incident, and which shall be the sole responsibility of Lessee.  Notwithstanding the foregoing, Lessee, in its sole discretion, may (x) elect to participate in any state restoration fund (any such decision to be on a state by state basis) or (y) procure and maintain separate UST insurance, and in either such event, the insurance required under this subsection (viii) will be secondary and not primary. Lessee shall provide a copy(ies) of the pollution legal liability insurance policy(ies) to Lessor, including the endorsement naming Lessor as an additional named insured, confirming such coverage.  Such policies shall provide that it may not be cancelled or amended in any material respect without thirty (30) days’ prior written notice to Lessor.

(c)If requested by Lessor, the policies of insurance required to be maintained hereunder shall bear a standard first mortgage endorsement in favor of any holder or holders of a first mortgage lien or security interest in the property with loss payable to such holder or holders as their interest may appear.

(d)Lessee hereby waives, and shall have its insurance policies issued in such form as to waive, any and all rights of subrogation whether by contract, law, equity, or statute that might otherwise exist, and shall provide written evidence thereof to Lessor upon written request.

MAINTENANCE; CASUALTY; RESTORATION

.    Lessee, at its expense, shall make all repairs, restorations of damage from fire or other casualty and replacements (including, in either case, structural), and provide all maintenance, required to keep the Premises and all

214

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

215

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

216

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

217

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

buildings, equipment (including, but not limited to, the Equipment), personal property and improvements located at the Premises in a good and safe operating condition that is in compliance with any and all laws and regulations subject to normal wear and tear, including maintenance, repairs, painting and replacements made necessary by reason of ordinary wear and tear, damage by the elements and obsolescence, and shall keep adjacent sidewalks, curbs and driveways in good and safe condition and reasonably free from snow, ice and obstructions, keep the yard area reasonably free of trash, junk and debris, keep grass, plantings, shrubs etc. trimmed and neat, and replace damaged glass and light bulbs and fixtures. Repairs and replacements shall be done in a good and workmanlike manner with materials, equipment or parts equal in quality and class, and having a useful life equal to or better than the materials, equipment or parts existing at the time that the maintenance, damage or injury occurred.  Lessee shall commit no intentional act of waste to the Premises or improvements.

(a)In the event of damage to the Premises from fire or other casualty, Lessee shall give Lessor prompt written notice thereof and shall commence and complete, at Lessee’s cost and expense, the restoration of such damage so as to render the Premises in the same or better condition as it was immediately prior to such fire or other casualty.  Lessee is not entitled to any rent abatement during or resulting from any partial or total destruction of the Premises from any casualty, and in no event is Lessee entitled to terminate this Lease as a result thereof.

(b)Following the occurrence and during the continuation of an Event of Default: Lessor and Lessor’s lender, in their discretion and upon notice to Lessee, may adjust, collect and compromise all claims under any of the insurance policies required by Section 14 (except commercial general liability insurance claims payable to a person other than Lessee, Lessor or Lessor’s lender) and execute and deliver on behalf of Lessee all necessary proofs of loss, receipts, vouchers and releases required by the insurers. Lessee agrees to assign, upon the request of Lessor or Lessor’s lender, as Lessor or Lessor’s lender may so direct, all such proofs of loss, receipts, vouchers and releases. If Lessor or Lessor’s lender so requests, Lessee shall adjust, collect and compromise any and all such claims, and Lessor and Lessor’s lender shall have the right to join with Lessee therein. Any adjustment, settlement or compromise of any such claim shall be subject to the prior written approval of Lessor and Lessor’s lender, and Lessor and Lessor’s lender shall have the right to prosecute or contest, or to require Lessee to prosecute or contest, any such claim, adjustment, settlement or compromise. Following the occurrence and during the continuation of an Event of Default, each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to Lessor or, at Lessor’s direction, to Lessor’s lender instead of to Lessor, and Lessee hereby appoints Lessor and, if applicable, Lessor’s lender, as Lessee’s attorneys-in-fact to endorse any draft therefor. The rights of Lessor under this Section 15(c) shall be extended to Lessor’s lender if and to the extent that any mortgage so provides.

(c)If Lessee shall fail to comply with its obligations under this Section, then Lessor or its agent may enter upon the Premises in order to take such remedial action as is necessary and may charge the cost of repair to Lessee as additional rent due with Lessee’s next monthly installment of Fixed Annual Rent.  Lessee’s failure to pay such charges within ten (10) days of notice being given of Lessor’s written demand shall be treated as a failure to pay Rent when due and subject to the same remedies.

Exhibit C

(d)Reserved.

(e)In the event any alteration or restoration of a Site are in excess of [***]218, Lessor (or Lessor’s lender if required by any mortgage) shall hold the net award in a fund (the “Restoration Fund”) which shall be used for the alteration and/or restoration of the Site in question and disburse amounts from the Restoration Fund only in accordance with the following conditions:

(i)Lessee shall commence the restoration as soon as reasonably practical and diligently pursue completion of such restoration to completion;

(ii)prior to commencement of restoration, (A) the plans and a budget for the restoration shall have been approved by Lessor, which consent shall not be unreasonably withheld, conditioned or delayed, (B) Lessor and Lessor’s lender shall be provided by Lessee with “owner contractor’s protective liability insurance” (if available), builder’s risk completed value insurance and acceptable performance and payment bonds which insure satisfactory completion of and payment for the restoration which name Lessor and Lessor’s lender as additional dual obligees, and (C) appropriate waivers of mechanics’ and materialmen’s liens shall have been filed;

(iii)at the time of any disbursement, (A) no Event of Default shall exist (B) all materials installed and work and labor performed (except to the extent being paid out of the requested disbursement) in connection with the restoration shall have been paid in full, and (C) no mechanics’ or materialmen’s liens or stop orders or notices of pendency shall have been filed or threatened in writing against the Premises and remain undischarged or shall be fully bonded to the reasonable satisfaction of Lessor;

(iv)disbursements shall be made no more frequently than once a month and be in an amount not exceeding the cost of the work completed;

(v)each request for disbursement shall be accompanied by (A) a certificate of Lessee, signed by an officer of Lessee, describing the work for which payment is requested, stating the cost incurred in connection therewith, stating that Lessee has not previously received payment for such work and, upon completion of the work, also stating that the work has been fully completed and complies with the applicable requirements of this Lease and with all Governmental Regulations, and (B) waivers of liens or partial waivers of liens, as the case may be, for the work completed through the last disbursement;

(vi)Reserved;

(vii)if the Restoration Fund is held by Lessor, a separate account shall not be required to be established, and accordingly the Restoration Fund may be commingled with Lessor’s other funds and shall not bear interest; and

218

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

(viii)prior to commencement of restoration and at any time during restoration, if the estimated cost of completing the restoration work free and clear of all liens exceeds the amount in the Restoration Fund available for such restoration, the amount of such excess shall be paid by Lessee.

(f)Notwithstanding anything herein to the contrary, if (i) within the last two (2) years of the Term then in effect there is damage or destruction to a Site that will cost to repair in excess of the greater of (x) [***]219, or (y) [***]220, or (ii) at any time during the Term there is damage or destruction to a Site and restoration of such Site to its previous use is prohibited by applicable governing authorities (including zoning boards or Lessee’s inability to obtain proper permits and approvals), Lessor or Lessee may, at its respective option and in its respective sole discretion, elect to terminate this Lease with respect to such Site and in such event Lessee shall assign and deliver to Lessor any insurance payments received by Lessee with respect to such damage or destruction together with payment by Lessee of any deductible with respect to such insurance proceeds; provided, however, that if Lessor shall have given a notice of termination in accordance with clause (i) of this subsection (h) and Lessee shall thereafter be permitted under this Lease to effect a Renewal Option, and the Renewal Term is effected pursuant thereto, or Lessee notifies Lessor of Lessee’s desire to make such repairs, then Lessor’s termination notice shall not have any effect.  In the event this Lease is terminated with respect to a Site as a result of this subsection (g), then the Rent due to Lessor under this Lease shall be adjusted by the amount set forth with respect to each Site on Schedule “A” attached hereto and by this reference made a part hereof (with respect to each Site, the “Adjustment Amount”), which Adjustment Amount shall be increased by the cumulative percentage increase in the Fixed Annual Rent pursuant to Section 3(b) since the Commencement Date.

CONDEMNATION

.   Lessee shall give Lessor written notice of Lessee’s receipt of a condemnation notice.  Lessor shall give Lessee written notice of Lessor’s receipt of a condemnation notice.  If the whole or any substantial part of any Site (to the extent such partial taking would have a material adverse effect on the access to the Site, the parking available at the Site or otherwise have a material adverse effect on the business then being conducted on the Site as reasonably determined by Lessee and Lessor) shall be acquired or condemned by eminent domain or for any public or quasi-public use or purpose, then, and in that event, (x) the Term of this Lease shall cease and terminate with respect to such Site from the date of title vesting, (y) Fixed Annual Rent shall be reduced by the Adjustment Amount for such Site set forth on Schedule “A” annexed hereto, which Adjustment Amount shall be increased by the cumulative percentage increase in the Fixed Annual Rent pursuant to Section 3(b) since the Commencement Date, and (z) Lessee shall have no claim against Lessor for the value of any unexpired Term of this Lease with respect to such Site.  Lessor and Lessor’s lender are authorized to collect, settle and compromise, in their sole and absolute discretion (and, if no Event of Default exists, upon notice to Lessee) and shall consult with Lessee, but this shall not be construed so as to require Lessor to obtain Lessee’s approval, which shall not be required in any case, the amount of any

219

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

220

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

net award. No agreement with any condemnor in settlement or under threat of any condemnation shall be made by Lessee without the written consent of Lessor, not to be unreasonably withheld, conditioned or delayed. No part of any award shall belong to Lessee, except that Lessee may make a separate claim with the condemning authority for, or shall be entitled to that portion of the award expressly attributed to (i) Lessee’s then book value of leasehold improvements made to the Site by Lessee, (ii) Lessee’s Personal Property or the cost of removal thereof, (iii) the interruption of Lessee’s business and Lessee’s relocation/moving costs and, additionally, (iv) Lessee may make a separate claim with the condemning authority for Lessee’s enterprise or business value. Notwithstanding the foregoing, if the condemnation award is a single award for the entire value of the Site, inclusive of the fee and leasehold interests of the parties, but without any allocations as between the two estates, then the portion of the award that Lessee is entitled to shall be limited to: (1) Lessee’s then book value of Lessee’s leasehold improvements made to the Site by Lessee, (2) Lessee’s then book value of Lessee’s Personal Property or the cost of removal thereof, (3) any relocation/moving costs of Lessee and additionally, (4) Lessee may make a separate claim with the condemning authority for Lessee’s enterprise or business value.  In the event there is any Contamination for which Lessee is responsible under Section 12 at any Site which is subject to a condemnation proceeding, notwithstanding such condemnation proceeding, Lessee shall continue to be responsible to Remediate any and all such Contamination in accordance with the terms of this Lease.

(a)If, however, the condemnation does not materially adversely affect Lessee’s ability to conduct its business at a particular Site comprising the Premises, as reasonably determined by Lessee and Lessor, then the condemnation shall be deemed to be of less than a substantial part of such Site.  If less than a substantial part of any of the Sites comprising the Premises shall be acquired or condemned by eminent domain or for a public or quasi-public use or purpose, then the Term of this Lease and the Fixed Annual Rent payable by Lessee hereunder shall remain the same and unaffected by such condemnation, Lessor shall be entitled to the entire award in connection therewith, and Lessee shall, at its cost and expense, repair such damage and restore the Site in question to a useful condition; provided, however, that, as long as no Event of Default exists, Lessor shall make the award available to Lessee to pay the cost of any repair or restoration of the Site affected by such proceeding required by reason of such condemnation.

LESSOR RIGHT OF ENTRY

.   Lessor shall not be required to render any services to Lessee or to make any repairs or replacements to the Premises except those specifically described in this Lease.

(a)Subject to the provisions of Section 12, upon no less than 48 hours’ prior written notice (other than during the existence of an emergency for which no notice shall be required), Lessor, for itself and its agents, reserves the right to enter any Site during normal business hours for the purposes of examining and inspecting and ensuring Lessee’s compliance with all applicable laws and the terms and conditions of this Lease at said Site and any property of Lessor thereon and to make any necessary repairs thereto.  Lessor shall not be liable in any manner to Lessee by reason of such entry or the performance of repair work in the Premises and the obligations of Lessee hereunder shall not be thereby affected.

Exhibit C

(b)During the last twelve (12) months of the Term, Lessee agrees to permit Lessor or Lessor’s agents to show the Premises on no less than 48 hours’ prior written notice during normal business hours to persons wishing to purchase or lease the same.

SUBORDINATION

.   This Lease is subject and subordinate to all mortgages or other security instruments which may now or hereafter affect this Lease or any Site, and to all renewals, modifications, consolidations, replacements, extensions, substitutions or assignments thereof.  Lessee, however, will not be required to subordinate Lessee’s rights hereunder to any mortgage, security agreement, lease, deed of trust or similar instrument unless and until the holder thereof executes and delivers to Lessee a written non-disturbance agreement (herein, the “Non-Disturbance Agreement”) providing in substance that, so long as Lessee faithfully discharges Lessee’s obligations under this Lease, (i) Lessee’s right of possession to the Premises and other rights under this Lease will not be affected by any default by Lessor under any instrument creating or secured by such instrument, and (ii) in the event of foreclosure or any other enforcement of such Mortgage, the rights of Lessee hereunder will expressly survive and this Lease will continue in full force and effect.  The Non-Disturbance Agreement may contain such additional provisions as are customarily requested by secured lenders with liens encumbering real property security similar to the Premises, including, without limitation, Lessee’s agreement to attorn to such mortgagee or a purchaser at foreclosure sale (“Successor Lessor”), provided that such additional provisions do not modify this Lease.

(a)At the request of a Successor Lessor, Lessee shall execute an amendment to this Lease confirming the Successor Lessor as Lessor hereunder for the balance of the Term of this Lease, together with all options to extend the Term of this Lease as provided herein.

[RESERVED]

.

ASSIGNMENT; SUBLETTING; LESSEE FINANCING

.   Except as otherwise expressly permitted herein, Lessee shall not assign, pledge, mortgage or otherwise transfer its interest in this Lease, the Premises, the Equipment or the UST Systems, or any part thereof, without first obtaining Lessor’s prior written consent, which consent Lessor may withhold in its sole and absolute discretion.  Lessee may sublet the Premises without any notice to or consent from Lessor, provided, that the term of any sublease shall not extend past the day which immediately precedes the expiration date of the then current Term of this Lease.  In the event of any permitted assignment, subletting or leasehold mortgaging, Lessee shall continue to remain jointly and severally liable to Lessor, along with its transferee, for the performance of all of Lessee’s obligations, including the payment of Rent, for the remainder of the Term of this Lease (including, by definition, any Renewal Terms), except as otherwise set forth in this Section 20.  The sale or any other transfer of all or substantially all of the assets of Lessee to any other person or entity, or a direct or indirect conveyance or transfer of Lessee’s stock or other ownership interests (if a corporation or other entity) to any other person or entity, shall be deemed an attempted assignment of this Lease requiring Lessor’s prior written consent.  Any purported assignment of this Lease which is in violation of this Section 20 shall be null and void ab initio.  Upon request, Lessee shall provide to Lessor copies of any subleases or assignments hereinafter entered into by Lessee provided in no event shall Lessee be required to respond to such requests more than once per any calendar year.

Exhibit C

(a)In the event of Lessee’s surrender of this Lease or the termination of this Lease, Lessor may, at its option, either terminate any or all subtenancies or succeed to the interest of Lessee as sublessor thereunder.  No merger shall result from Lessee’s sublease of the Premises under this Section, Lessee’s surrender of this Lease, or the termination of this Lease.

(b)If this Lease is assigned, or if the Premises or any part of the Premises is sublet or occupied by anyone other than Lessee, Lessor may, after an Event of Default has occurred and for so long as it is continuing, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee herein contained.

(c)Each and every sublease, occupancy agreement and/or license entered into from and after the Commencement Date must provide that (i) the same is subject and subordinate to all of the terms and conditions of this Lease, (ii) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease, whether voluntary, involuntary or by operation of law, prior to the expiration date of such agreement, including extensions and renewals granted thereunder, the sublease, occupancy agreement and/or license shall terminate absolutely in all respects and all rights to use and/or occupy all or any portion of the Premises by such subtenant, occupant or licensee shall terminate immediately and absolutely and such subtenant, occupant or licensee shall immediately vacate and surrender the Premises to Lessor in accordance with the terms and conditions of this Lease as if such cancellation or termination date were the Expiration Date hereunder, (iii) the same shall not extend past the day which immediately precedes the expiration date of the then current Term of this Lease, and (iv) the sublessee, occupant or licensee shall quit and surrender peaceably and quietly, to Lessor, its agent or attorney, possession of the demised premises, vacant (free of all occupants), broom clean and in good condition, except for ordinary wear and tear and free of violations, and shall surrender all keys for the demised premises to Lessor.

(d)Notwithstanding anything to the contrary set forth in this Lease, including, without limitation, this Section 20, Lessor acknowledges that Lessee intends from time to time to enter into subleases or licenses with one or more Operators to operate certain of the businesses at one or more Sites (each, an “Operator Lease” and collectively, the “Operator Leases”).  Nothing in this Lease shall be construed to limit Lessee’s right to enter into such Operator Leases, and Lessor’s consent shall not be required for Lessee to enter into or terminate any Operator Leases; so long as any new Operator Lease entered into, or any existing Operator Lease renewed, extended or materially modified, from and after the Commencement Date shall comply with subsection (d) above.  Further, Lessor shall have no obligation or liability under the Operator Leases under any circumstances whatsoever, nor shall Lessor have any obligation to honor any Operator Lease.  In no event shall Lessee be excused from performing its obligations under this Lease notwithstanding the existence of an Operator Lease.  Lessee shall defend, indemnify and hold Lessor its affiliates, officers, directors, members, partners, shareholders, employees and agents harmless from and against any and all losses actually incurred by Lessor, liabilities, claims, demands, suits, actions, judgments, fines or payments, environmental or otherwise, for, or in connection with, any claim by any party under the Operator Leases for any matter arising under, or in connection with, the Operator Leases, including any claim based in

Exhibit C

contract, tort, statutory right, or equitable principles, or any accident, injury or damage whatsoever caused to any person or property arising, directly or indirectly, out of the business conducted at the Premises.  Lessee shall provide to Lessor copies of any Operator Leases hereinafter entered into by Lessee upon Lessor’s request, provided that Lessor shall not make any such request more than one time per any calendar year.

(e)[***]221.

(f)[***]222.

(g)Notwithstanding anything to the contrary set forth in this Lease, Lessor shall be required to grant its consent to the granting by Lessee to its lenders of a leasehold mortgage on Lessee’ interest in the Lease, if such lenders enter into a commercially reasonable agreement with Lessor setting forth such leasehold encumbrance and the exercise by the lenders of the rights pertaining thereto, which agreement shall, without limitation, require the lender to assume and discharge all liabilities and obligations of Lessee (other than those which can be performed only by Lessee [e.g. delivery of Lessee financial information]) as a condition to the exercise of foreclosure remedies.

(h)[***]223.

(i) [***]224.

NO LIENS

.  Lessee shall not perform or fail to perform, as applicable, any act, or make any contract, which results in the creation of, or may create or be a foundation for, any lien (including mechanics or materialman’s liens) or other encumbrance upon any interest of Lessor in the Premises or the Equipment.  If any such lien is filed, then Lessee, as soon as reasonably possible but not later than fifteen (15) days after the earlier of Lessee’s receipt of notice of filing or Lessee otherwise obtaining actual knowledge of such filing, shall cause any such lien or encumbrance to be discharged of record.  NOTICE IS HEREBY GIVEN THAT LESSOR SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE OR TO ANYONE HOLDING OR OCCUPYING ANY OF THE PREMISES THROUGH OR UNDER LESSEE, AND THAT NO MECHANICS’ OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PREMISES.  LESSOR

221

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

222

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

223

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

224

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

MAY AT ANY TIME POST ANY NOTICES ON THE PREMISES REGARDING SUCH NON-LIABILITY OF LESSOR.

ALTERATIONS

.  Lessee shall make no additions, changes, alterations or improvements to any Site comprising a part of the Premises that are structural, involve any Excavations at any Site or have a cost in excess of [***]225, without first obtaining Lessor’s prior written consent, which consent may not be unreasonably withheld, conditioned or delayed if such additions, changes, alterations or improvements do not adversely affect the use or utility of the Premises.  Any non-structural additions, changes, alterations or improvements to a single Site that have a cost of less than [***]226 and do not involve Excavations, do not require Lessor’s prior written consent. Any alterations or additions to any buildings or permanent improvements authorized by Lessor shall be made in a good, workmanlike manner, in compliance with all applicable laws, rules and regulations, and in compliance with all insurance policies required to be maintained by Lessee under this Lease, and, unless Lessor otherwise elects at its option, shall upon installation become the property of Lessor and Lessee shall have no right or interest therein except to continue to use and occupy the same during the remainder of the Term of this Lease.  If Lessee shall make additions, changes, alterations or improvements to the Premises in excess of [***]227 without Lessor’s prior written consent or otherwise in violation of the provisions hereof, then at the request of Lessor, Lessee shall at its own cost and expense remove from the Premises all additions, changes, alterations or improvements not reasonably acceptable to Lessor, and Lessee shall repair all damage caused by such installation and removal, other than minor and de minimus items.  Any actual, reasonable costs incurred by Lessor in removing or disposing of fixtures or repairing damage shall be additional rent hereunder. As used herein, the term “Excavations” does not include (x) removal of concrete or asphalt for paving or repaving of parking areas, (y) installation of signs or lighting fixtures or (z) repair or maintenance work to buried water, sewer or other utility lines.

DEFAULT

.  Lessor and Lessee agree that each of the provisions of this Lease is a material and substantial condition of the agreement between the parties relating to the lease of the Premises.  The occurrence of any one or more of the following (after expiration of any applicable cure period) shall, at the sole option of Lessor, constitute an “Event of Default” under this Lease:

(i)a failure by Lessee to pay, regardless of the reason for such failure: (x) any rent payable under Section 4 or any other monetary obligation under this Lease (other than Impositions that (A) are being contested in good faith and by appropriate and lawful proceedings

225

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

226

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

227

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

and (B) reserves, if any, with respect thereto as are required by GAAP shall have been taken), [***]228, or (y) any Fixed Annual Rent [***]229;

(ii)a failure by Lessee duly to perform and observe, or a violation or breach of, any other non-monetary provision of this Lease not otherwise specifically mentioned in this Section 23, which continues beyond the date that is thirty (30) days from the date on which Lessor gives written notice of such failure, breach or violation (or such shorter period of time as is expressly set forth in this Lease for the curing of such event or if required by applicable law) or, if such failure, breach or violation cannot be cured within such thirty (30) day period, the cure period shall be extended for the period reasonably required to cure such failure, breach or violation, provided such cure period, including any extension, shall not in the aggregate exceed [***]230 days, and that Lessee shall have commenced to cure the failure, breach or violation within [***]231 of  the giving of written notice by Lessor (or sooner if required by applicable law) and shall actively and diligently and in good faith proceed with and continue the curing of the failure, breach or violation;

(iii)subject to the notice and cure rights set forth in subsection (ii) above, any representation or warranty made by Lessee in any certificate, demand or request made pursuant hereto proves to have been incorrect when made in any material respect when made;

(iv)a failure by Lessee to maintain the insurance required under Section 14 [***]232;

(v)Lessee shall consummate a transaction or series of transactions in violation of Section 20;

(vi)subject to the notice and cure rights set forth in subsection (ii) above, Lessee shall fail to comply with the requirements of Section 43;

(vii)subject to the notice and cure rights set forth in subsection (ii) above, Lessee shall fail to deliver the estoppel described in Section 33 within the time period specified therein and such failure continues for more than five (5) Business Days after written notice thereof;

228

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

229

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

230

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

231

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

232

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

(viii)Lessee shall (A) voluntarily be adjudicated as bankrupt or insolvent, (B) seek or consent to the appointment of a receiver or trustee for itself or for all or any part of the Premises and such appointment is not rescinded within twenty (20) days of such appointment, (C) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, or (D) make a general assignment for the benefit of creditors;

(ix)a court shall enter an order, judgment or decree appointing, without the consent of Lessee, a receiver or trustee for it or for all or any part of the Premises or approving a petition filed against Lessee which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain undischarged or unstayed sixty (60) days after it is entered;

(x)Lessee shall be liquidated or dissolved or shall voluntarily begin proceedings towards its liquidation or dissolution; or

(xi)the estate or interest of Lessee in all or any part of the Premises shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within sixty (60) days after it is made.

EVENT OF DEFAULT; DAMAGES; REMEDIES

.    From and after the occurrence of an Event of Default, Lessor may give notice to Lessee of Lessor’s intention to either (x) terminate this Lease and the estate hereby granted and all rights of Lessee hereunder, or (y) terminate Lessee’s right of possession, on the date specified in such notice, [***]233 (the “Termination Date”).  [***]234.  The requirement to provide such security deposit in the applicable amount (as described in the preceding sentence) shall apply each time Lessor delivers to Lessee a notice of Lessor’s intention to terminate this Lease following an Event of Default.

If Lessee fails to cure all outstanding Events of Default and restore this Lease as provided above and Lessor elects to terminate this Lease, upon the Termination Date, this Lease, the estate hereby granted and all rights of Lessee hereunder shall expire and terminate upon the Termination Date.  Upon such termination, Lessee shall immediately surrender and deliver possession of the Premises and the Equipment to Lessor in the condition required by the terms of this Lease as if such date was the Expiration Date.  If Lessee does not so surrender and deliver possession of the Premises and the Equipment, Lessor may re-enter and repossess the Premises and the Equipment not surrendered by any available legal process.  Upon or at any time after taking possession of the Premises, Lessor may, by legal process, remove any persons or property therefrom.  Lessor will be under no liability for or by reason of any such entry, repossession or removal.

If Lessee fails to cure all outstanding Events of Default and restore this Lease as provided

233

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

234

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

above and Lessor elects to terminate Lessee’s right of possession, upon the Termination Date, Lessee’s right to possess the Premises and the Equipment shall be terminated and Lessor may repossess and re-enter the Premises by any available legal process without thereby releasing Lessee from any liability hereunder and, except as required by applicable law, without demand or notice of any kind to Lessee and without terminating this Lease.  After repossession of the Premises pursuant hereto, Lessor will have the right to relet the Premises to such tenant or tenants, for such term or terms, for such rent, on such conditions and for such uses as Lessor in its sole discretion may determine, and collect and receive any rents payable by reason of such re-letting, and Lessee shall be and remain liable to Lessor for any rental shortfall between the Rent payable hereunder by Lessee and the rent received by Lessor as a result of any re-letting. Lessor may make such alterations in connection with such re-letting as it may deem advisable in its sole discretion.  Notwithstanding any such termination of Lessee’s right of possession of the Premises and the Equipment, Lessor may at any time thereafter elect to terminate this Lease and in such event Lessor will have the rights and remedies specified in the paragraph immediately above.

(a)In addition, from and after the occurrence of an Event of Default, Lessor may, but is not obligated to, exercise self-help to cure such Event of Default (and enter upon the Premises in connection therewith if necessary) in Lessee’s name and on Lessee’s behalf, without being liable for any claim for damages therefor, and any and all costs that Lessor incurs in connection with such self-help shall be additional rent hereunder and shall be payable by Lessee upon demand by Lessor.  For example (and not by way of limitation), Lessee shall be responsible for paying all Remediation costs that Lessor incurs in connection with performing Remediation that Lessee was responsible for performing under this Lease and for which Lessee failed to perform.  If Lessor performs such Remediation, Lessor shall also have the right to obtain reimbursement for such Remediation costs from any state UST funds.

(b)In the event this Lease is terminated pursuant to Section 24(a), Lessee shall be responsible for the following:

(i)Rent up to the time as of which Lessor recovers possession of the Premises; and

(ii)Default Rent (as such term is hereinafter defined), to accrue from and after the time of such possession, which shall be accelerated and due and payable as of the date of the Event of Default, but not including any of the Rent otherwise described in Section 24(c)(i) above.

As used herein, the term “Default Rent” means the difference (but not below 0) between

1.	[***]235; and
2.	[***]236.

235

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

236

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

Notwithstanding the sole and exclusive calculation of damages for lost Rent set forth in this Section 24(c), the foregoing limitation of remedies is without prejudice to Lessor’s right to enforce Lessee’s other obligations under this Lease with respect to claims, damages and liabilities (other than Fixed Annual Rent and additional rent) resulting to Lessor by or through Lessee’s use and operation of the Premises, and is without prejudice to Lessor’s right to enforce those provisions set forth in Section 24(a) and (b) herein. Lessor and Lessee agree that such damages described in this Section 24(c) constitute a good faith reasonable estimate of the damages for lost Rent that may be suffered by Lessor upon the occurrence of an Event of Default, and that it is impossible to estimate more precisely such damages. Lessor’s receipt of the damages calculated as described in this Section 24(c) is intended not as a penalty but as full liquidated damages for lost Rent. For avoidance of doubt, the pursuit by Lessor of the remedies set forth in this Section 24 shall be exclusive with respect to lost Rent, and Lessor shall not thereafter pursue any other remedies at law or in equity against Lessee with respect to lost Rent. Except as provided in this Section 24, (x) all remedies are cumulative and concurrent and no remedy is exclusive of any other remedy; (y) each remedy may be exercised at any time an event of Default has occurred and is continuing and may be exercised from time to time; and (z) no remedy shall be exhausted by any exercise thereof.

(c)If Lessor terminates Lessee’s right to possession of the Premises without terminating this Lease, [***]237.

(d)The obligations of Lessee under this Section shall survive the expiration or termination of this Lease.

LATE CHARGES

.  Any money owed by Lessee to Lessor after the due date therefor shall bear interest at the Default Rate, from the due date until the date paid.

SURRENDER; HOLDOVER

.   Lessee shall quit and surrender peaceably and quietly, to Lessor, its agent or attorney, possession of the Premises at the expiration or other termination of this Lease, vacant (free of all occupants, including, without limitation, permitted sublessees, occupants and licensees), broom clean and in good condition, except for ordinary wear and tear and free of violations, and shall surrender all keys for the Premises to Lessor at the place then fixed for the payment of Rent and shall provide Lessor all combinations for locks, safes and vaults, passwords and codes for computers or computer-operated equipment if any, in the Premises.  Lessee acknowledges and agrees that it is Lessor’s intent and expectation that upon the expiration or earlier termination of this Lease, the Premises are intended to be made available to Lessor in accordance with this Section 26 so that the Premises may be relet by Lessor for use by a new tenant or occupant without restriction or delay due to Lessee’s failure to comply with Lessee’s surrender obligations hereunder.  Lessee’s failure to so vacate, including, without limitation, its failure to cause permitted sublessees, occupants or licensees to vacate, shall subject Lessee to liability and Lessee agrees to pay all of Lessor’s actual out of pocket costs and

237

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

reasonable counsel fees and expenses resulting therefrom, including, without limitation, those that arise in connection with eviction, ejection, or dispossession remedies that Lessor pursues against Lessee, permitted sublessees, occupants or licensees.

(a)If Lessee holds over or remains in possession of any of the Sites after the expiration of the Term of this Lease, or after any prior termination thereof, without any written agreement being made or entered into between Lessor and Lessee, such holding over or continued possession shall be deemed to be a tenancy from month to month of the entire Premises at a monthly rental equal to [***]238 of the then last monthly installments of Fixed Annual Rent and additional rent under this Lease which accrues, arises or otherwise becomes payable during the Term for [***]239 of such holdover period and thereafter, [***]240 of the then last monthly installments of Fixed Annual Rent and additional rent under this Lease which accrues, arises or otherwise becomes payable during the Term, and otherwise shall be upon the terms and conditions of this Lease, and such tenancy shall be terminable at the end of any month by either party upon written notice delivered to the other party at least thirty (30) days prior to the end of such month.

(b)No act or thing done by Lessor or any agent or employee of Lessor during the Term of this Lease shall be deemed to constitute an acceptance by Lessor or a surrender of the Premises unless such acceptance of surrender is specifically acknowledged by Lessor in a writing signed by Lessor.  The delivery of keys to the Premises or any agent or employee of Lessor shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are retained by Lessor and, notwithstanding such delivery, Lessee shall be entitled to the return of such keys at any reasonable time upon written request until this Lease shall have been terminated properly.

(c)The terms and provisions of this Section 26 shall also be applicable to the surrender of any of the Site(s) which are severed from this Lease pursuant to [Sections 15, 16 or 43] herein.  For the purposes of this Section 26, any such severance shall be deemed to be a termination of this Lease with respect to the Site(s) so severed.

27.WAIVERS.

(a)TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER.  IN THE EVENT LESSOR COMMENCES ANY DISPOSSESSION PROCEEDING FOR POSSESSION OF THE PREMISES BASED UPON A DEFAULT BY LESSEE IN THE PAYMENT OF FIXED ANNUAL RENT OR ADDITIONAL RENT,

238

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

239

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

240

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

LESSEE WILL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION IN SUCH PROCEEDING.  IN CONNECTION WITH ANY SUCH PROCEEDING, OR IN ANY OTHER ACTION OR PROCEEDING TO ENFORCE THIS LEASE OR OBTAIN POSSESSION OF THE PREMISES, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ITS COSTS, EXPENSES AND ATTORNEYS’ FEES FROM THE NON-PREVAILING PARTY.

(b)TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WITH RESPECT TO ANY REMEDY OR PROCEEDING HEREUNDER, LESSEE HEREBY WAIVES THE SERVICE OF NOTICE WHICH MAY BE REQUIRED BY ANY APPLICABLE LAW.

(c)Lessee hereby waives and surrenders, for itself and all those claiming under it, including creditors of all kinds (i) any right and privilege which it or any of them may have under any present or future law to redeem the Premises or to have a continuance of this Lease after termination of  this Lease or of Lessee’s right of occupancy or possession pursuant to any court order or any provision hereof, and (ii) the benefits of any present or future law which exempts property from liability for debt or for distress for rent.

INDEMNIFICATION

.    Lessee hereby waives and releases any and all right of recovery against Lessor, including, without limitation, Lessor’s employees and agents, arising during the Term of this Lease for any and all loss (including, without limitation, loss of rental) or damage to property located within or constituting a part of the Premises, except to the extent caused by Lessor’s gross negligence or willful misconduct in the exercise of Lessor’s self-help remedies pursuant to Section 24(b) or in the exercise of any other rights of Lessor under this Lease to access the Premises.  This waiver is in addition to any other waiver or release contained in this Lease.  Lessor shall not in any event whatsoever be liable for any injury or damages to any person happening on or about the Premises, or for any injury or damage to the Premises, or to any property of Lessee or to any property of any other person, firm, association, corporation or other entity on or about the Premises, unless the direct result of Lessor’s gross negligence or willful misconduct in the exercise of Lessor’s self-help remedies pursuant to Section 24(b) or in the exercise of any other rights of Lessor under this Lease to access the Premises.  Lessee shall defend, indemnify and hold Lessor, its corporate parent(s) and affiliates of every description, officers, directors, members, partners, shareholders, employees and agents (collectively, “Indemnitees”) harmless from and against any and all losses, liabilities, claims, demands, suits, actions, judgments, fines or payments, environmental or otherwise, for, arising out of, or in connection with, any Event of Default by Lessee under the terms of this Lease (including, without limitation, any breach by Lessee of any of its obligations under Section 12 hereunder), any accident, injury or damage whatsoever caused to any person or property arising, directly or indirectly, out of any business conducted at or with respect to the Premises or on any of the sidewalks adjoining the same, or arising, directly or indirectly, from any violation of any law, agency ruling or regulation, or from any act or omission of Lessee or any sublessee and their respective licensees, servants, agents, customers, employees, invitees or contractors, and from and against all costs, reasonable expenses and liabilities incurred in connection with any such claim or proceeding brought thereon, including, without limitation, (i) any claim against Lessor arising as a result of a failure of Lessee to comply with its obligations under Lessee’s applicable branding agreements, and (ii) any liability, claims, demands, or causes of action whatsoever

Exhibit C

asserted by any one or more of the dealers and other third parties who operate the service station businesses at the Premises, whether based in contract, tort, statutory right, or equitable principles.  Lessee shall be responsible to pay all reasonable attorneys’ fees, costs and disbursements incurred by Lessor as a result of an Event of Default hereunder and this shall include all costs, including, without limitation, reasonable attorneys’ fees, costs and disbursements incurred by Lessor in collecting such amounts from Lessee and in enforcing the indemnification set forth herein.  Lessor shall have no responsibility whatsoever for any damage, vandalism or theft of Lessee’s property.  The obligations of Lessee under this Section shall survive the expiration or termination of this Lease.

(a)In case any action or proceeding is threatened or brought against any Indemnitee by reason of any such claim, (i) such Indemnitee may notify Lessee to resist or defend such action or proceeding, and such Indemnitee will upon receipt of such notice cooperate and assist in the defense of such action or proceeding if reasonably requested to do so by Lessee and (ii) Lessee may, except during the continuance of an Event of Default and provided it acknowledges in writing that the claim is fully indemnified by it under this Lease, retain counsel of its choice to defend such action; provided, however, that Indemnitee may employ counsel of its own choice to monitor the defense of any such action, the reasonable cost of which counsel shall be paid by Lessee.  Notwithstanding the foregoing, Indemnitee shall have the right, but not the obligation, to assume control of the defense and settlement of any claim for which indemnity is required hereunder if (i) Indemnitee reasonably believes, after consultation with counsel, that the use of counsel chosen by Lessee to represent Indemnitee would present such counsel with an actual or potential conflict of interest, (ii) Lessee shall not have engaged counsel to have charge of the defense of such action within a reasonable period after the date of notice of the claim for which indemnification is sought is given to Lessee, or (iii) Indemnitee shall have reasonably concluded that there may be material defenses available to it or them which are different from or additional to those available to Lessee or otherwise being pursued on behalf of Indemnitee after Lessor has exercised reasonable commercial efforts to cause Lessee’s counsel to raise a reasonable defense and Lessee’s counsel has not done so.  If any event described in clauses (i) through (iii) shall occur, then Lessee shall not have the right to direct the defense of the indemnifiable action, and Indemnitee shall be entitled to direct the defense of such action with counsel of its own choice, and the reasonable fees and expenses of Indemnitee shall be borne by Lessee, provided that such counsel shall be reasonably acceptable to Lessee.  In addition to the foregoing, if there is an Event of Default that has occurred and is continuing or if Lessee fails to acknowledge in writing that a claim for indemnification asserted by an Indemnitee is fully indemnifiable by Lessee under this Lease, then Indemnitee will have the right to select counsel, and the reasonable fees and expenses of such counsel shall be paid by Lessee.

(b)The amount of any loss or liability for which any Indemnitee is entitled to indemnification under this Lease or in connection with or with respect to the transactions contemplated by this Lease shall be reduced by any corresponding insurance proceeds, from insurance policies carried by such Indemnitee or its affiliates, that are actually realized by such Indemnitee from third party insurers with respect to such loss or liability.

29.	LIMITATION OF LIABILITY; LESSOR’S RIGHT OF ASSIGNMENT.

Exhibit C

(a)Lessee agrees that the liability of Lessor under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises, shall be limited to Lessor’s interest in the Premises, and in no event shall Lessee make any claim against or seek to impose any personal liability upon any corporate parent or affiliate of any kind of Lessor, or any  individual, corporate officer, general or limited partner of any partnership, member or manager of any limited liability company, or principal of any firm or corporation that may now or hereafter become Lessor.  Notwithstanding anything contained in this Lease, Lessee and its successors and assigns agree that Lessee shall look solely to the estate and property of Lessor in the real property comprising the Premises for the collection of any claims, judgments (or other judicial process) or liabilities requiring the payment of money by Lessor or its successors or grantees in the event of any claim against Lessor arising out of this Lease or any of the terms, covenants and conditions of this Lease to be observed or performed by Lessor, and no other assets of Lessor or Lessor’s successors or Lessor’s parent or affiliates shall be subject to levy, execution or other procedures for the satisfaction of Lessee’s claims.  Except in the case of fraud (as determined in a non-appealable decision issued by a court of competent jurisdiction), Lessor shall not make any claim against or seek to impose any personal liability upon any corporate parent or affiliate of any kind of Lessee, or any individual, corporate officer, general or limited partner of any partnership, member or manager of any limited liability company, or principal of any firm or corporation that may now or hereafter become Lessee.

(b)Notwithstanding anything contained in this agreement to the contrary, neither Lessor nor Lessee shall be entitled to recover from the other party any indirect, consequential, special, punitive, incidental, speculative or exemplary damages of any kind arising under, related to or in connection with this Lease or the transactions contemplated hereby.

(c)Subject to Section 49 hereof, Lessor shall be free at all times, without need of consent or approval by Lessee, to assign its interest in this Lease and/or to convey its fee or leasehold interest in the Premises and/or the Equipment, including, without limitation, by means of mortgage and/or deed of trust.  Lessor shall give notice to Lessee of any such conveyance.  Each conveyance by Lessor of Lessor’s interest in this Lease or the Premises prior to the expiration or termination of this Lease shall be subject to this Lease and shall relieve the grantor of any further obligations or liability as Lessor, and Lessee shall look solely to Lessor’s successor in interest for all obligations of Lessor accruing from and after the date of the conveyance.

BROKER

.  Each of Lessor and Lessee warrants and represents to the other that it has dealt with no broker, real estate salesman, or person acting as broker or finder, in connection with this Lease, [***]241.  Lessor shall defend, indemnify and hold Lessee harmless of and from any and all claims, liabilities and/or damages which are based upon a claim by any broker, person, firm, or corporation for brokerage commission and/or other compensation by reason of having dealt with Lessor.  Lessee shall defend, indemnify and hold Lessor harmless of and from any and all claims, liabilities and/or damages which are based upon a claim by any broker, person, firm, or corporation for brokerage commission and/or other compensation by reason of

241

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

having dealt with Lessee.  The provisions hereof shall survive the expiration or termination of this Lease.

NOTICES; PAYMENTS

.   All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given pursuant to the provisions of this Lease shall be in writing and shall be deemed to have been given and received for all purposes when delivered in person or by Federal Express or other reliable 24-hour delivery service, addressed to the other party at the address set forth below or when delivery is refused, and such notices shall be addressed as follows:

To Lessor:	[_______________] Two Jericho Plaza, Suite 110, Wing C Jericho, New York 11753 Attn: Mark Olear Executive Vice President and Chief Operating Officer

Telephone: (516) 478-5400

With a copy to:	[____________________] Two Jericho Plaza, Suite 110, Wing C Jericho, New York 11753 Attn: Joshua Dicker, Esq., General Counsel

Telephone: (516) 478-5400

To Lessee:	Empire Petroleum Partners, LLC 8350 North Central Expressway Suite M2185 Dallas, Texas 75206 Attn: Legal Department, c/o Travis E. Booth, General Counsel and Secretary Telephone: (240)-672-0170

For the purposes of this subsection, any party may substitute another address stated above (or substituted by a previous notice) for its address by giving fifteen (15) days’ notice of the new address to the other party, in the manner provided above.

(a)Rent and all other payments due to Lessor under this Lease shall be paid to Lessor via electronic fund transfer as provided in Section 3, without offset or deduction.

NO WAIVER

.   Lessor’s right to require strict performance shall not be affected by any previous waiver or course of dealings.

(a)The receipt and acceptance of rent by Lessor with knowledge of an Event of Default under this Lease shall not be deemed a waiver of such Event of Default and Lessor retains all of its rights under this Lease resulting from such Event of Default.

Exhibit C

(b)No payment by Lessee or receipt by Lessor of a lesser amount than the Fixed Monthly rent stipulated herein shall be deemed to be other than on account of the earliest stipulated Fixed Monthly Rent or item of additional rent outstanding, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or additional rent be deemed an accord and satisfaction and Lessor may accept any such check or payment without prejudice to Lessor’s rights to recover the balance due or to pursue any other remedy.

ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS; REPORTS

.   At any time and from time to time, within ten (10) Business Days after the giving of written request by a party, the other party will certify to such party and any mortgagee, assignee of a mortgagee, any purchaser, or any other person specified in such notice, to the effect (i) that Lessee is in possession of the Premises; (ii) that this Lease is unmodified and in full force and effect (or if there has been modification, that the same is in full force and effect as modified and setting forth such modification); (iii) whether or not there are then existing set-off or defenses against the enforcement of any duty or obligation of Lessee (and if so, specifying the same); (iv) the dates, if any, to which any Annual Fixed Rent or other charges have been paid in advance; and (v) such other matters as such party may reasonably request.

(a)Reserved.

(b)Lessee shall deliver to Lessor [***]242, annual audited financial statements of Lessee, or, if Lessee is a wholly-owned subsidiary of a parent company, annual audited consolidated financial statements of such parent company, prepared by independent certified public accountants of regional standing. Lessee shall also furnish to Lessor within [***]243 after the end of each of the three remaining quarters unaudited financial statements and all other unaudited quarterly reports of Lessee or its parent company, as applicable as provided above, certified by such reporting party’s chief financial officer, and all filings, if any, of Form 10-K, Form 10-Q and other required filings with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended. If, as a result of the relationship between Lessor and Lessee, Lessor is required by applicable law or securities exchange rule to file any information concerning this Lease or the Lessee’s financial information in greater detail than contemplated in this Lease, or sooner than Lessee is required to deliver such financial information to Lessor under this Lease, then following receipt of written request from the Lessor (identifying the applicable law or stock exchange rule), Lessee shall use commercially reasonable efforts to provide Lessor with such additional information or to provide such information at such earlier time frame as Lessor shall reasonably require in order to meet the requirements of such applicable law or securities exchange rule.

(c)All financial statements delivered to Lessor pursuant to this Section 33 shall be prepared in accordance with GAAP, except the financial statement for any quarterly period will be subject to normal year-end adjustments and will not contain footnotes.  All annual financial

242

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

243

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

statements shall be accompanied (i) by an opinion of said accounting firm stating that (A) there are no qualifications as to the scope of the audit and (B) the audit was performed in accordance with GAAP and (ii) by the affidavit of the president, chief accounting officer, chief financial officer or vice president of finance or a duly appointed officer of Lessee with knowledge of Lessee’s financial affairs, dated within five (5) days of the delivery of such statement, stating that (A) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default, which has occurred and is continuing hereunder or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Lessee has taken or proposes to take with respect thereto and (B) except as otherwise specified in such affidavit, that Lessee has fulfilled all of its obligations under this Lease which are required to be fulfilled on or prior to the date of such affidavit.

(d)[***]244.

(e)Within thirty (30) days after the end of each calendar year, Lessee shall deliver to Lessor a schedule showing current information about all UST Systems at the Premises, including, without limitation, the quantity, size, construction, and installation dates of all USTs and related piping installed after the Commencement Date.

(f)Within thirty (30) days after the end of each calendar year, Lessee shall deliver to Lessor a report listing any and all releases of Hazardous Substances at the Premises from the Commencement Date to the date of such report, including the spill numbers assigned to such releases.

BINDING EFFECT

.  This Lease shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.  This Lease may be executed in any number of counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Lease by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of an original. Time is of the essence of this Lease.

NO MODIFICATION

.  No waiver, modification, change or alteration of the provisions of this Lease, or any of the rights or remedies of either of the parties hereto shall be valid, unless such waiver, modification, change or alteration is in writing, and signed by the party against whom enforcement is sought.

GOVERNING LAW; JURISDICTION AND VENUE

.  Each of Lessor and Lessee hereby agrees that the State of Delaware has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limiting the generality of the foregoing, matters of construction, validity and performance) this Lease and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and performed therein and all applicable law of the United States of America; except that, at all times, the provisions for the creation of the

244

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

leasehold estate, enforcement of Lessor’s rights and remedies with respect to right of re-entry and repossession, surrender, delivery, ejectment, dispossession, eviction or other in-rem proceeding or action regarding each of the Sites shall be governed by and construed according to the laws of the state in which such Site is located, it being understood that, to the fullest extent permitted by law of such State, the law of the State of Delaware shall govern the validity and the enforceability of this Lease, and the obligations arising hereunder.  To the fullest extent permitted by law, each party hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Lease.  Any legal suit, action or proceeding arising out of or relating to this Lease may be instituted in any federal or state court sitting in New Castle County in the State of Delaware and the parties hereto each waive any objection which it may have to the laying of venue of any such suit, action or proceeding in such County and State.  Each party hereby expressly and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Notwithstanding the foregoing, nothing herein shall prevent or prohibit Lessor from instituting any suit, action or proceeding in any other proper venue or jurisdiction in which the applicable Site is located or where service of process can be effectuated.

PARTIAL INVALIDITY

.  In the event any provision of this Lease is declared illegal, invalid, or unenforceable or contrary to law, it shall not affect any other part.

ENTIRE AGREEMENT

.  This Lease constitutes the entire agreement between the parties with regards to the subject matter hereof, and there is no other agreement or understanding between the parties, except as expressly set forth herein.  There are no oral agreements between the parties.

LESSOR/LESSEE

.  The parties agree that this Lease shall not be deemed a joint venture but strictly a “landlord/tenant,” “Lessor/Lessee” relationship.

AUTHORITY

.  Each party has approved this Lease and party executing this Lease on behalf of each party as the signatory has authority to execute and deliver this lease.  Each party has had the opportunity to review this lease with their counsel, and has participated in the negotiation of this Lease, and this Lease is not to be construed against the drafter.

NO RECORDING

.  Lessee shall not record this Lease; provided however, Lessee may record a notice or memorandum thereof for each Site, indicating the names and addresses of Lessor and Lessee, a legal description of each Site, the Lease Term, Lessee’s rights under Section 49 hereof, but omitting rent and such other terms of this Lease as Lessor may not desire to disclose to the public. Lessee agrees to execute and acknowledge terminations of lease for each Site in recordable form to be held by Lessor and not recorded until the expiration or sooner termination of the Term.

OFAC CERTIFICATION

.  Each of Lessor and Lessee hereby represent and warrant to the other party that none of such party, any of its subsidiaries or any director, officer, employee, agent, or affiliate of such party or any of its subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by, Persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State, (collectively, “Sanctions”), or (ii) located, organized or resident

Exhibit C

in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation Cuba, Iran, North Korea, Sudan and Syria.  Each of Lessor and Lessee hereby agrees to defend, indemnify, and hold harmless the other party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorneys’ fees and costs) arising from or related to any breach of the foregoing certification.

CONTINUOUS OPERATION COVENANT

.   Lessee covenants that it will use, occupy and operate the entire Premises continuously and without interruption during the entire Term for the Permitted Use in accordance with Section 9.  Lessee shall be permitted to close any Site for a period of not more than [***]245 for renovations, remodeling, alterations or repairs due to fire or other casualty, in each case, so long as Lessee expeditiously commences and thereafter diligently pursues re-opening such closed Site(s); provided that any and all licenses, permits and rights are maintained during said period. In addition to any Sites closed for renovations, remodeling, alterations or repairs as provided above in this Section 43, [***]246.

(a)Without limitation to any rights or remedies otherwise available to Lessor under this Lease, but subject to the last sentence of Section 43(c), [***]247.

(b)[***]248.

CONFIDENTIALITY

.  Each of Lessor and Lessee shall maintain as confidential (i) any and all information, data and documents obtained about the other party (“Information”), including, without limitation, any financial or operating information of, or related to, Lessee, and (ii) the terms and conditions of this Lease and all other documents related to this Lease.  Neither party shall disclose any such Information to any third party; provided however, each party shall be permitted to disclose: (1) any and all information required by applicable law, including, without limitation, (A) publication of Lessee financial information and/or other data, or (B) as part of an initial public offering, pursuant to the requirements of the Securities Exchange Commission (to the extent applicable to any party) and applicable stock exchange rules and regulations (to the extent applicable to any party), and (2) information related to this Lease described in items (i) or (ii) above to such party’s attorneys, accountants, advisors, consultants, affiliates, lenders and investors in accordance with usual and customary business practices, provided such individuals or entities agree at the time of such disclosure by Lessor, to be bound by the terms and provisions of this Section 44.  Neither Lessor nor Lessee shall make copies of any Information except for use exclusively by such party, or such party’s attorneys, accountants, advisors, consultants, affiliates, lenders and investors as needed in accordance with usual and

245

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

246

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

247

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

248

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

customary business practices.  All copies of such Information will be returned to the party that provided such Information or destroyed after the use of such Information is no longer needed, except to the extent such destruction is prohibited by law, rule or regulation, or is required to be retained pursuant to such party’s document retention policies.  Lessee consents to the disclosure by Lessor for general marketing purposes, and for a press release or other announcement of this transaction, of the existence of this Lease, the nature and location of the Premises, and Lessee’s name, trade name and logo.  Lessee also consents to disclosure of Site level data by Lessor in connection with any re-marketing of the Premises upon the expiration or earlier termination of this Lease, and during the final year of the Term of the Lease.  This provision shall survive beyond the termination of this Lease.

TAX TREATMENT; REPORTING

.  Lessor and Lessee each acknowledges that each shall treat this transaction as a true lease for state law purposes and shall report this transaction as a lease for federal income tax purposes.  For federal income tax purposes each party shall report this Lease as a true lease with Lessor as the owner of the Premises and Lessee as the lessee of such Premises including:  (i) treating Lessor as the owner of the improvements and equipment eligible to claim depreciation deductions under Section 167 or 168 of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to the improvements and equipment (excluding UST Systems and multi product dispensers, which belong to Lessee), (ii) Lessee reporting its Rent payments as rent expense under Sections 162 and Section 467 of the Code, as applicable, and (iii) Lessor reporting the Rent payments as rental income.  Notwithstanding the foregoing, nothing contained herein shall (a) require Lessor or Lessee to take any action that would violate any state or federal law, or (b) be deemed to constitute a guaranty, warranty or representation by either Lessor or Lessee as to the actual treatment of this transaction for state or federal tax purposes or for purposes of accounting or financial reporting, including, but not limited to, the determination as to whether this Lease shall qualify for any particular accounting treatment or whether this Lease shall be properly classified as an operating lease or finance lease in accordance with GAAP.

COOPERATION

.  Lessor and Lessee shall, in a timely manner, execute, deliver, record and furnish such documents as may be necessary to correct any errors of a typographical nature or inconsistencies which may be contained in this Lease. Lessor will cooperate with Lessee with regards to applying for and obtaining any permit or license that may be necessary or convenient for the Permitted Use of any Site.

SURVIVAL

.  The provisions of this Lease which by their terms, nature and content, or by any reasonable interpretation thereof, are intended to survive any termination, cancellation or expiration of this Lease, including, but not limited to, Lessee’s indemnity obligations, shall so survive and continue after such termination, cancellation or expiration.

ADDITION OF SITES TO THE PREMISES

.  Lessor and Lessee acknowledge that the parties may agree to incorporate additional building(s), improvements and real property located within the United States (each a “New Site” and collectively, the “New Sites”) into the Premises demised under this Lease upon the same terms and conditions set forth herein except that the Commencement Date with respect to each such New Site shall be the effective date of the certain amendment to this Lease entered into with respect to such New Site(s) incorporating such New Site(s) into the Premises.  Such amendment(s) incorporating such New Site(s) into the

Exhibit C

Premises shall amend Schedules “A”, “B”, “D”, “E”, “F”, “G” and “H” accordingly and such other provisions of this Lease as the parties so elect, including, without limitation, Section 14.

49.[***]249.

50.PROPERTY SUBSTITUTION.    In the event Lessee determines that one or more of the Sites is no longer economically viable, Lessee shall be permitted to request that such Site(s) be severed from the Premises demised pursuant to the terms of this Lease (each a “Severed Site”) and another property or properties be substituted in its or their place (“Substitution Site”).  Lessee hereby acknowledges and agrees that [***]250.  In order to request any such sever and substitution for a Severed Site, Lessee shall submit an irrevocable written request to Lessor, which request shall be accompanied with [***]251 and such other financial and business information as may reasonably be requested by Lessor.  In addition, Lessee shall identify a proposed Substitution Site owned by Lessee or an affiliate to be substituted for the Severed Site, which Substitution Site, in Lessee’s reasonable judgment, is of reasonably equivalent value to the Severed Site. Lessee shall provide Lessor with financial information regarding the proposed Substitution Site, a current appraisal, together with such additional information as Lessor may reasonably request in order for it to be provided with a full and complete understanding of the financial condition of the operations, physical condition and environmental condition of such proposed Substitution Site.

(a)Process for Property Substitution. Upon receipt of Lessee’s request as set forth in subsection 50(a) above, Lessor may elect one of the following options: (i) to sever the Severed Site that is no longer economically viable from the Premises demised pursuant to this Lease and accept the proposed Substitution Site in its place (and subject to this Lease) without any adjustment in the Fixed Annual Rent (in which event Lessor shall take fee title to the Substitution Site and Lessee shall take fee title to the Severed Site, each for no consideration other than typical prorations), (ii) to sever the Severed Site that is no longer economically viable from the Premises demised pursuant to this Lease and not accept the proposed Substitution Site in its place and to reduce the Fixed Annual Rent by the Adjustment Amount as set forth on Schedule “A” attached hereto (which Adjustment Amounts shall be increased by the cumulative percentage increase in the Fixed Annual Rent pursuant to Section 3(b) since the Commencement Date), or (iii) to sever the Severed Site that is no longer economically viable from the Premises demised pursuant to this Lease and to require that Lessee purchase such Severed Site from Lessor at a purchase price equal to the FMV (defined in Section 50(c) below) of the Severed Site. If Lessor elects to sever the Severed Site [***]252 as provided herein, then Lessor and Lessee

249

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

250

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

251

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

252

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

shall promptly enter into an amendment of this Lease in order to document such agreement and revise Schedule “A” accordingly, at the sole cost and expense (including without limitation Lessor’s reasonable and actual attorneys’ fees and expenses) of Lessee.  Lessor shall obtain the release of any Severed Site from any mortgage, lien, charge, encumbrance or other financing device arising by, through or under Lessor, and also obtain consent from Lessor’s lender (if necessary) if such Severed Site is “swapped” with a Substitution Site as provided in clause (i) above of this Section 50(b), or if the Severed Site is purchased by Lessee as provided in clause (iii) above of this Section 50(b). Likewise, Lessee shall obtain the release of any Substitution Site from any mortgage, lien, charge, encumbrance or other financing device arising by, through or under Lessee or its affiliates, and also obtain consent from Lessee’s lender (if necessary) if such Substitution Site is “swapped” with a Severed Site as provided in clause (i) above of this Section 50(b). If the Site being purchased by Lessee is a Severed Site in accordance with Section 50(b)(iii) herein, or if the Severed Site is “swapped” with a Substitution Site in accordance with Section 50(b)(i) herein, then Lessee shall pay for the reasonable and customary closing costs incurred by the parties in connection with such closing, including, the actual legal fees of Lessor’s counsel, the escrow closing agent’s actual fees, the recording fees, any transfer taxes, and Lessee’s own title insurance premiums and commitments, together with Lessee’s own legal fees and expenses.

(b)Fair Market Value Determination. [***]253. In order to determine the FMV of each Site to be purchased by Lessee for purposes of Sections 50(b) above, the following shall apply:

(i)Not later than thirty (30) days after Lessor notifies Lessee that Lessor has elected to determine the FMV of the Site to be purchased by Lessee, Lessor and Lessee shall each provide the other with the name of an independent real estate appraiser (“Lessor’s Consultant” and “Lessee’s Consultant”, as the case may be), to act as such party’s representative in order to determine the FMV of such Site.  Each such consultant shall meet the qualifications set forth in subsection (iii) below. Not later than thirty (30) days after the designation of Lessor’s Consultant and Lessee’s Consultant (each such consultant shall comply with the requirements of subsection (iii) below), each such consultant shall determine the FMV of such Site and shall circulate such determinations to the other party.  If the FMV determinations of the two consultants for such Site differ by [***]254 or less, then the average of such determinations shall be the FMV of such Site.  However, if the FMV determinations of the two consultants for such Site differ by more than [***]255, then Lessee’s Consultant and Lessor’s Consultant shall meet (in person or by telephone) to mutually agree upon the determination of the FMV of such Site within ten (10) days after such consultants circulate their determinations of the FMV.

253

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

254

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

255

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

(ii)If Lessor’s Consultant and Lessee’s Consultant shall be unable to reach such determination for such Site within the time periods set forth in Section 50(c)(i) above, both of the Consultants shall each designate their final FMV determinations for such Site, if they have changed from the initial determination, and shall jointly select a third independent real estate appraiser (“Third Consultant”).  In the event that Lessor’s Consultant and Lessee’s Consultant shall be unable to jointly agree on the designation of Third Consultant within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association or any successor organization to designate Third Consultant in accordance with the rules, regulations and/or procedures of the American Arbitration Association or any successor organization then in effect.

(iii)Third Consultant shall conduct such hearings and investigations as Third Consultant may deem appropriate and shall, within thirty (30) days after the date of designation of Third Consultant, determine whether the FMV of the Lessor’s Consultant or the FMV of the Lessee’s Consultant shall be the FMV for purposes of this Lease.  Once determined, the FMV determination shall be conclusive and binding upon Lessor and Lessee.  Lessee shall pay all fees and expenses of Lessee’s Consultant in connection with any arbitration under this subsection, and Lessor shall pay all fees and expenses of Lessor’s Consultant.  The fees and expenses of the Third Consultant shall be shared equally between the Lessee and the Lessor.  Lessee’s Consultant, Lessor’s Consultant and the Third Consultant shall each be an independent real estate appraiser with at least fifteen years’ of continuous experience in leasing and valuation of properties which are similar in character to the Premises, and hold an MAI membership designation from the Appraisal Institute, and shall not have any personal or business relationship with either Lessor or Lessee which might be, or have the appearance of, a conflict of interest.  Lessor’s Consultant, Lessee’s Consultant, and Third Consultant shall not have the power to add to, modify or change any of the provisions of this Lease.

[SIGNATURES PAGE FOLLOWS]

Exhibit C

IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed as of the date first written above.

ATTEST: By: Name:__________________________________ Title:	LESSOR: [] By: Name:__________________________________ Title:
ATTEST: By: Name:__________________________________ Title:	LESSEE: Empire Petroleum Partners, LLC By: Name:__________________________________ Title: LESSEE’S FEDERAL TAX ID NUMBER: [________]

Exhibit C

SCHEDULE A

Premises256

Store #	Address	Town/City	County	State	Property Type	Brand	Cstore	Adjustment Amount
1.	[***]257	Tucson		AZ	Fee
2.	[***]258	Glendale		AZ	Fee
3.	[***]259	Gilbert		AZ	Fee
4.	[***]260	Mesa		AZ	Fee
5.	[***]261	Gilbert		AZ	Fee
6.	[***]262	Glendale		AZ	Fee
7.	[***]263	Chandler		AZ	Fee
8.	[***]264	Tucson		AZ	Fee
9.	[***]265	Phoenix		AZ	Fee
10.	[***]266	Mesa		AZ	Fee

256256

Subject to adjustment based on any “Empire Removed Sites” as set forth in that certain Transaction Agreement between Getty Realty Corp. and Empire Petroleum Partners, LLC dated as of June __, 2017 (the “TA”) and as set forth in the last sentence of Section 5(c) of the TA.  This Footnote will be removed after said adjustments, if any, and upon execution and delivery of this Lease.

257

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

258

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

259

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

260

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

261

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

262

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

263

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

264

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

265

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

266

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Store #	Address	Town/City	County	State	Property Type	Brand	Cstore	Adjustment Amount
11.	[***]267	Queen Creek		AZ	Fee
12.	[***]268	Gilbert		AZ	Fee
13.	[***]269	Mesa		AZ	Fee
14.	[***]270	Gilbert		AZ	Fee
15.	[***]271	Tucson		AZ	Fee
16.	[***]272	Buckeye		AZ	Fee
17.	[***]273	San Tan Valley		AZ	Fee
18.	[***]274	Sierra Vista		AZ	Fee
19.	[***]275	Colorado Sprgs		CO	Fee
20.	[***]276	Broomfield		CO	Fee
21.	[***]277	Denver		CO	Fee

268

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

269

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

270

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

271

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

272

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

273

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

274

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

275

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

276

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

277

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Store #	Address	Town/City	County	State	Property Type	Brand	Cstore	Adjustment Amount
22.	[***]278	Broomfield		CO	Fee
23.	[***]279	Englewood		CO	Fee
24.	[***]280	Aurora		CO	Fee
25.	[***]281	Colorado Sprgs		CO	Fee
26.	[***]282	Colorado Sprgs		CO	Fee
27.	[***]283	Yulee		FL	Fee
28.	[***]284	Fernandina Beach		FL	Fee
29.	[***]285	Callahan		FL	Fee
30.	[***]286	Perry		GA	Fee
31.	[***]287	Shreveport		LA	Fee
32.	[***]288	Bossier City		LA	Fee

279

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

280

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

281

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

282

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

283

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

284

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

285

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

286

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

287

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

288

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Store #	Address	Town/City	County	State	Property Type	Brand	Cstore	Adjustment Amount
33.	[***]289	Las Cruces		NM	Fee
34.	[***]290	Albuquerque		NM	Fee
35.	[***]291	Albuquerque		NM	Fee
36.	[***]292	Albuquerque		NM	Fee
37.	[***]293	Albuquerque		NM	Fee
38.	[***]294	El Paso		TX	Fee
39.	[***]295	El Paso		TX	Fee
40.	[***]296	Corpus Christi		TX	Fee
41.	[***]297	Del Valle		TX	Fee
42.	[***]298	El Paso		TX	Fee
43.	[***]299	Austin		TX	Fee

290

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

291

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

292

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

293

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

294

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

295

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

296

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

297

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

298

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

299

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Store #	Address	Town/City	County	State	Property Type	Brand	Cstore	Adjustment Amount
44.	[***]300	El Paso		TX	Fee
45.	[***]301	Corpus Christi		TX	Fee
46.	[***]302	El Paso		TX	Fee
47.	[***]303	Corpus Christi		TX	Fee
48.	[***]304	Mathis		TX	Fee
49.	[***]305	El Paso		TX	Fee

301

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

302

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

303

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

304

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

305

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

SCHEDULE “B”

Fixed Annual Rent

The term “Fixed Annual Rent” means [***]306, 307, as increased as provided in Section 3 of the Lease.

Fixed Annual Rent is subject to adjustment in the event that a Site is severed from the Premises as a Recaptured Site in accordance with Section 43 of the Lease.

306

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

307	Subject to adjustment based on any “Empire Removed Sites” as set forth in the TA and as set forth in the last sentence of Section 5(c) of the TA.

Exhibit C

SCHEDULE “C”

(Equipment)

All Above Ground Fuel Equipment, whether or  not such equipment is listed on any of the attached schedules, together with all of the equipment located at any of the Sites and listed on the attached schedules, together with and including, without limitation, all coolers, built in refrigerators and freezers located on the Premises on the Commencement Date, to the extent same was not owned by any service station operating dealers on the day immediately prior to the Commencement Date, and even though the same may not be listed with specificity on the attached schedules, and any replacements, modifications, and upgrades to any of the foregoing.

Exhibit C

Equipment Schedule

Property #
Getty Property #
Street Address
City
State

Stand-Up Coolers
Freezers
UST Monitoring Systems
Shelving
Refrigerators
Built in Deli Case
Built in Sandwich Merchandiser
Car Wash Equipment
Ice Machine

Lessee and Lessor shall jointly prepare an Equipment Schedule for each Site on or about the Commencement Date.

Exhibit C

SCHEDULE “D”

(The Underground Storage Tanks)

Store #	Address	City	State	Zip	Prop. Type	# of Active Tanks	Install Date	Tank Sizes	Tank Construction	Piping Construction

Exhibit C

Schedule “E”

Existing Tenancies

[***]308

308

[***] Indicates material that has been omitted and for which confidential treatment has been requested.  All such omitted material has been filed with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit C

Schedule “F”

Pre-Existing Contamination

Store #	Address	City	State	Zip	Known Environmental	Status	Spill #

Exhibit C

Exhibit “A”

Form of Letter of Credit

[Issuer Name and Information]

Irrevocable

Standby Letter of Credit

No._____________

Beneficiary:Applicant:

__________________________________________________

TWO JERICHO PLAZA, SUITE 110, WING C

JERICHO, NY 11753, United States

Date of Issue:Date and Place of Expiry:

AT ANY OF ISSUING

BANK’S COUNTERS, including, without limitation, ____________

SLC Amount:

Not Exceeding USD ____________________ and 00/100 United States Dollars

ATTENTION:  CREDIT DEPARTMENT

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN FAVOR OF [LESSOR] (“BENEFICIARY”) FOR THE ACCOUNT OF [LESSEE] (“APPLICANT”) in the amount of ______________________________ and 00/100 U.S. DOLLARS AVAILABLE AT [issuer] BY PAYMENT AGAINST YOUR DRAFTS AT SIGHT TO BE ACCOMPANIED BY:

A SIGNED STATEMENT BY A REPRESENTATIVE OF BENEFICIARY THAT “THE AMOUNT DRAWN UNDER THIS LETTER OF CREDIT REPRESENTS AN AMOUNT OWED TO BENEFICIARY AND UNPAID BY [LESSEE]] and ITS successors and/or assigns.”

Exhibit C

Documents may be presented at and will be honored at any of our branch locations.

PARTIAL DRAWINGS PERMITTED.  Multiple drawing are permitted as long as the drawings in the aggregate do not exceed the credit amount provided in this Letter of Credit and such available credit amount is reduced by the amount of such drawings.

THIS LETTER OF CREDIT SHALL EXPIRE ON ___________, 20_____ PROVIDED, HOWEVER, THAT IT SHALL BE DEEMED AUTOMATICALLY RENEWED WITHOUT AMENDMENT FOR AN ADDITIONAL 365 DAYS FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS 30 DAYS PRIOR TO ANY SUCH DATE, BENEFICIARY AND APPLICANT SHALL HAVE RECEIVED NOTICE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD, SUCH RENEWALS NOT TO EXTEND THE TERM OF THIS LETTER BEYOND 60 DAYS AFTER THE EXPIRATION OF THE TERM OF THE LEASE BY AND BETWEEN BENEFICIARY AND APPLICANT.

IF OUR BUSINESS WOULD BE INTERRUPTED BY REASON OF ANY OCCURRENCE DESCRIBED IN ARTICLE 36 OF UCP 600 OR FOR ANY OTHER REASON, AND THIS CREDIT BY ITS TERMS WOULD EXPIRE DURING SUCH PERIOD OF INTERRUPTION, WE HAVE BEEN AUTHORIZED BY APPLICANT, AND WE AGREE, TO EXTEND THE EXPIRATION DATE OF THIS CREDIT FOR A PERIOD OF SEVEN BANKING DAYS FROM THE DATE OF RECEIPT BY BENEFICIARY OF WRITTEN NOTIFICATION FROM US (SENT BY CERTIFIED MAIL, REGISTERED MAIL, OR COMMERCIAL COURIER) THAT OUR NORMAL BUSINESS HAS BEEN RESUMED.

WE ENGAGE WITH YOU THAT DRAFTS DRAWN AND PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 600.

VERY TRULY YOURS,

_____________________________

Name:______________________

Title: _______________________

         Hereunto Duly Authorized

Exhibit C

Schedule G

State Specific Lease Terms and Notices

[To be Attached]

Exhibit C

Schedule H

Legal Descriptions for each Site

[To be Attached]

Exhibit C

EXHIBIT D

Purchase Agreement

Exhibit D